UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
 SCHEDULE 14A
 (Rule 14a-101)
 Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934 (Amendment No. # )

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Tier Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if Other Than the Registrant)

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TIER TECHNOLOGIES, INC.
10780 Parkridge Boulevard, Suite 400
Reston, Virginia 20191

NOTICE OF THE MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2005

To the Shareholders of Tier Technologies, Inc.:

               Notice is Hereby Given that the Annual Meeting of Shareholders of Tier Technologies, Inc., a California corporation (“Tier” or the “Company”), will be held on June 30, 2005 at 2:00 p.m. local time at Tier’s headquarters located at 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191 for the following purposes:

1.	To elect seven directors to serve for the ensuing year and until successors are elected.

2.	To approve the Company’s Amended and Restated 2004 Stock Incentive Plan.

3.

To approve the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly owned Delaware subsidiary of the Company, and to approve and adopt the Agreement and Plan of Merger in substantially the form attached as Appendix B to the enclosed proxy statement, which provides for such merger.

4.

To approve the amendment and restatement of the Company’s Articles of Incorporation to remove references to the Company’s Class A Common Stock, which will only be effective if the shareholders do not approve the reincorporation of the Company set forth in Proposal Three above.

5.	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

          The Board of Directors has fixed the close of business on May 3, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

Deanne M. Tully
Secretary
Reston, Virginia
May 11, 2005

All Shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TIER TECHNOLOGIES, INC.
10780 Parkridge Boulevard, Suite 400
Reston, Virginia 20191

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

JUNE 30, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

          The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Tier Technologies, Inc., a California corporation (“Tier” or the “Company”), for use at the Annual Meeting of Shareholders to be held on June 30, 2005, at 2:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purpose set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company’s headquarters, located at 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191.

          The Company intends to mail this proxy statement and accompanying proxy card, along with a copy of the Company’s 2004 Annual Report to Shareholders, on or about May 18, 2005 to all shareholders entitled to vote at the Annual Meeting.

Solicitation

          The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. The Company has engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from the Company’s shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s Class B common stock (the “Class B Common Stock”) beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Class B Common Stock for their costs of forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Shareholders Sharing the Same Address

          For shareholders holding their shares of Class B Common Stock through a bank, broker or other holder of record (a “street-name shareholder”) who share a single address, only one copy of the annual report, notice of annual meeting and proxy statement are being delivered to that address unless contrary instructions from any Tier shareholder at that address have been received by the Company. This practice, known as “householding,” reduces the Company’s printing and postage costs. Any such street-name shareholder who wishes to receive a separate copy of this notice of annual meeting and proxy statement or the accompanying annual report to shareholders may request a copy by contacting the bank, broker or other holder of record of such shareholder’s shares of Class B Common Stock, or the Company by telephone at (571) 382-1000 or by mail to Tier Technologies, Inc. 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191, Attention Secretary. Any street-name shareholder who is receiving multiple copies of this notice and proxy statement or accompanying annual report may contact the Company at the phone number or address above to request that a single copy of this material be delivered to that address in the future.

Voting Rights and Outstanding Shares

          Only holders of record of Class B Common Stock at the close of business on May 3, 2005 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 20,356,461 shares of Class B Common Stock.

          As of August 30, 2004, all outstanding shares of Tier’s Class A common stock (the “Class A Common Stock”) had been converted into shares of Class B Common Stock, as provided in the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”). As a result of this conversion, and the resulting absence of outstanding shares of Class A Common Stock, holders of Class B Common Stock have exclusive voting power on all matters to be considered and acted upon at the Annual Meeting.

          Each share of Class B Common Stock is entitled to one vote. The holders of a majority of the shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. An inspector of election appointed by the Board shall receive and tabulate proxies and votes cast in person at the Annual Meeting. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a proposal is approved.

          The affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the matter is required for the election of directors. The affirmative vote of a majority of the shares of Class B Common Stock voting on the matter is required to approve the Amended and Restated 2004 Stock Incentive Plan and to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005. The affirmative vote of a majority of the shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve the reincorporation of the Company from California to Delaware and to amend and restate the Articles of Incorporation to remove reference to the Class A Common Stock.

Responsibility of Proxies

          A person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Shareholder Proposals

          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be included in the proxy statement and form of proxy for the Company’s 2006 Annual Meeting of Shareholders, shareholder proposals must be received by the Company at 10780 Parkridge Boulevard, Suite 400, Reston, VA 20191 by October 25, 2005. Proposals and director nominations for such meeting that are not to be included in such proxy statement and proxy must be received by the Company at such address no later than 60 days nor more than 90 days prior to the date of such meeting, but if less than 70 days advance notice or prior public disclosure of the date of such meeting is given or made by the Company, the Company must receive such proposals and director nominations by the close of business on the tenth day following the mailing of notice of the date of such annual meeting or public disclosure of the date of such annual meeting, whichever occurs first.

Beneficial Ownership

          The following table sets forth certain information regarding the ownership of Class B Common Stock as of May 3, 2005 by: (i) each director and director nominee; (ii) each of the Named Executive Officers (as set forth in the Summary Compensation Table); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Class B Common Stock.

Beneficial Owner (1)(2)	Number of Class B Shares(3) (4)	Percentage of Class B Shares(4)

James L. Bildner(7)	1,986,822	9.5%
Janus Capital Management, LLC(5)	1,721,560	8.5
Kern Capital Management, LLC(6)	1,696,700	8.3
Zesiger Capital Group, LLC(8)	1,089,500	5.4
William Blair & Company, LLC(9)	1,035,962	5.1
James R. Weaver	425,039	2.0
Samuel Cabot III	119,810	*
Ronald L. Rossetti	115,024	*
Morgan P. Guenther	51,000	*
Charles W. Berger	40,000	*
Jeffrey A. McCandless	29,861	*
T. Michael Scott	24,000	*
Donald R. Fairbairn	10,000	*
Kenneth R. Hargrave	5,000	*
Bruce R. Spector	3,333	*
Laura B. DePole(10)	0	*
All directors and executive officers as a group (13 persons)	2,960,595	13.6%

*Represents beneficial ownership of less than 1%.

(1)

This table is based upon information supplied by officers, directors, director nominees and principal shareholders and Schedules 13D and 13G filed with the U.S. Securities and Exchange Commission (“SEC”). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class B Common Stock shown as beneficially owned by them.

(2)

Except as indicated by footnote, the address of each of the officers, directors and other shareholders listed above is c/o Tier Technologies, Inc., 10780 Parkridge Blvd, Suite 400, Reston, Virginia 20191.

(3)	Includes shares issuable upon the exercise of outstanding stock options that were exercisable on May 3, 2005 or became exercisable on or prior to July 2, 2005 as follows:

Beneficial Owner	Number of Class B Shares

James L. Bildner	625,161
James R. Weaver	423,039
Samuel Cabot III	115,000
Ronald L. Rossetti	115,000
Morgan P. Guenther	50,000
Charles W. Berger	40,000
Jeffrey A. McCandless	23,681
T. Michael Scott	20,000
Donald R. Fairbairn	7,000
Kenneth R. Hargrave	5,000
Bruce R. Spector	3,333
All directors and executive officers as a group	1,451,215

(4)

The number of shares beneficially owned by each shareholder and the percentage such shares represent of the Company’s outstanding Class B Common Stock are determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 3, 2005 through the exercise of any stock option. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or beneficial owner of such shares. As of May 3, 2005, there were 20,356,461 shares of Class B Common Stock outstanding.

(5)

Address: 100 Filmore Street, Denver, CO 80206. Based solely upon information contained in a Form 13G/A filed with the SEC by Janus Capital Management, LLC on February 14, 2005. This table reflects the shares of Class B Common Stock owned by Janus Capital Management, LLC as of December 31, 2004.

(6)

Address: 114 West 47th Street, Suite 1926, New York, NY 10036. Based solely upon information contained in a Form 13G/A filed with the SEC by Kern Capital Management, LLC on February 14, 2005. This table reflects the shares of Class B Common Stock owned by Kern Capital Management, LLC as of December 31, 2004. Kern Capital Management, LLC has acquired stock in the Company for the benefit of several client accounts. Kern Capital Management, LLC has investment and voting authority with respect to these client accounts. Robert E. Kern Jr. and David Kern are controlling members of Kern Capital Management, LLC and may be deemed the beneficial owner of the securities in that they may be deemed to share the power to direct the voting or disposition of the securities. This does not constitute an admission that either Robert Kern or David Kern are, for any purpose, the beneficial owner of the securities.

(7)	Based solely upon information contained in a Form 4 filed with the SEC by Mr. Bildner on March 17, 2005.

(8)	Address: 320 Park Avenue, New York, NY 10022. Contained in a Form 13G/A filed with the SEC by Zesiger Capital Group LLC on February 14, 2005.

(9)

Address: 222 West Adams Street, Chicago, IL 60606. Based solely upon information contained in a Form 13G filed with the SEC by William Blair & Company, LLC on January 10, 2005. This table reflects the shares of Class B Common Stock owned by William Blair & Company as of December 31, 2004.

(10)	Based solely upon information provided in a Form 4 filed with the SEC by Ms. DePole on August 4, 2004.

PROPOSAL ONE

ELECTION OF DIRECTORS

          The Board is currently composed of eight directors. The Governance and Nominating Committee has determined that Charles Berger, Samuel Cabot III, Morgan P. Guenther, Ronald L. Rossetti, T. Michael Scott and Bruce R. Spector are independent pursuant to the definition of independence of board members contained in the NASDAQ Stock Market, Inc. (“NASDAQ”) listing standards. James L. Bildner has informed the Company that he intends to retire as a director when his term expires at the Annual Meeting. As such, he will no longer serve on the Company’s Board following the Annual Meeting, and is not seeking re-election to the Board at the Annual Meeting. In connection with Mr. Bildner’s retirement, the Board has authorized a reduction in the size of the Board to seven members effective as of the Annual Meeting, as permitted in the Company’s Bylaws.

          There are seven nominees listed below for the seven Board positions authorized. Each of the seven nominees has been nominated by the Governance and Nominating Committee of the Board. All seven nominees currently serve as directors of the Company. Of the seven nominees, six were elected by the Company’s shareholders at the last annual meeting. Bruce R. Spector was elected a director by the Board in October 2004. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until such director’s earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

          With respect to the election of directors, the Company’s Bylaws allow for cumulation of votes to which each such shareholder is entitled, meaning that each shareholder may cast his or her authorized allotment of votes for one or more candidates as the shareholder sees fit. Shareholders are entitled to cumulation of votes only if a shareholder has given notice at the meeting, prior to the vote, of an intention to cumulate votes, and then only for nominees properly placed in nomination prior to the voting.

          Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Governance and Nominating Committee may propose.

Nominees

          The names of the nominees and certain information about the nominees for director are set forth below. The following table shows the current membership for each of the Board committees. The Board has determined that if Mr. Berger is elected as a director at the Annual Meeting he will become a member of the Audit Committee in place of Mr. Cabot. The Board has also determined that, if Mr. Spector is elected as a director at the Annual Meeting he will become a member of the Governance and Nominating Committee in place of Mr. Berger.

Name	Age	Position Held With the Company

Charles W. Berger (1) (2)	51	Director
Samuel Cabot III (1) (2) (3)	64	Director
Morgan P. Guenther (3)	51	Director
Ronald L. Rossetti (3)	61	Director
T. Michael Scott (1) (2)	46	Director
Bruce R. Spector	52	Director
James R. Weaver	47	President and Chief Executive Officer, Chairman of the Board, Director

(1)	Current member of the Compensation Committee.

(2)	Current member of the Governance and Nominating Committee.

(3)	Current member of the Audit Committee.

          Mr. Berger has served as a director of Tier since January 2002. Since April 2003, he has served as President, Chief Executive Officer and a director of Nuance Communications, Inc., a publicly traded company that develops and markets speech recognition software. From December 2001 to December 2002, he was President and Chief Executive Officer of Vicinity Corporation, a publicly traded company providing location–based marketing services. He has also served as the managing director of Volatilis, LLC, a private investment and aviation services firm, since its founding in June 2001. Prior to forming Volatilis, Mr. Berger served as Chairman and Chief Executive Officer of AdForce, Inc., an online advertising company, from July 1997 to June 2001.

          Mr. Cabot has served as a director of Tier since January 1997. He has served as President of Samuel Cabot, Inc., a manufacturer and marketer of premium quality exterior stains and architectural coatings, since 1978, and as Chairman of its Board of Directors since February 2000.

          Mr. Guenther has served as a director of Tier since August 1999. Since February 2003, Mr. Guenther has served as a private consultant to technology companies. From October 2001 through January 2003, Mr. Guenther served as President of TiVo, Inc., a publicly traded technology firm specializing in the delivery of digital video recording television services. From June 1999 through October 2001, Mr. Guenther served as Vice President of Business Development and Senior Vice President of Business Development and Revenue Operations at TiVo.

          Mr. Rossetti has served as a director of Tier since November 1995. Since February 1997, he has served as President of Riverside Capital Partners, Inc., a venture capital investment firm. Since 1997, Mr. Rossetti has also been a general partner in several real estate general partnerships, all commonly controlled by Riverside Capital Holdings.

          Mr. Scott has served as a director of Tier since January 2004. He has been a partner in Cambridge Property Group, LP, a commercial real estate acquisition and management firm, since 1986 and its Managing Partner since 1987. Since 1992, he has served as Vice Chairman and President of Cambridge Holdings, Inc., a developer, owner and manager of office buildings. Mr. Scott serves on the Board of Trustees of American Community Properties Trust.

          Mr. Spector has served as a director of Tier since October 2004. He has been the Chairman of Pinnacle Care International, Inc., a provider of personal and comprehensive healthcare management services, since March 2002.Since 1997, he has also been the Chairman of Benchmark Holdings, Inc., a private investment firm.

          Mr. Weaver has served as Tier’s Chairman of the Board since January 2004, Chief Executive Officer since August 2003 and its President since January 2002. He was elected a director in October 2003. He was Chief Operating Officer of the Company from November 2002 through August 2003. Mr. Weaver joined Tier as President, Government Services Division in May 1998 and became President U.S. Operations in August 2000. From June 1997 until May 1998, Mr. Weaver served as Vice President, Government Solutions of BDM International, Inc., an information technology company. From March 1995 until June 1997, he served as National Program Director, Public Sector for Unisys Corporation, an information technology company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
OF EACH NOMINEE NAMED ABOVE

Board and Committee Meetings

          During the fiscal year ended September 30, 2004, the Board held eight meetings. At each regularly scheduled meeting of the Board, time is set aside for the non-management directors to meet in an executive session without management present. The Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee.

          During the fiscal year ended September 30, 2004, all current directors attended at least 75% of the aggregate number of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively. Directors may attend the Annual Meeting, but are not obligated to do so. No directors attended the Company’s 2004 Annual Meeting of Shareholders.

          The Audit Committee is currently composed of three independent directors: Messrs. Cabot, Guenther and Rossetti. The Governance and Nominating Committee of the Board has determined that Mr. Rossetti is an “audit committee financial expert” within the meaning of the rules of the SEC. The Governance and Nominating Committee reviewed the NASDAQ listing standards’ definition of independence for audit committee members and the independence requirements for audit committee members promulgated by the SEC and has determined that each member of the Committee meets these standards. Each member of the Audit Committee can read and understand fundamental financial statements. No member of the Committee has participated in the preparation of the Company’s financial statements in the last three years. The Audit Committee met five times during the fiscal year ended September 30, 2004. The Committee oversees the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee’s authority includes overseeing the preparation of the Company’s financial statements, discussing with management the Company’s processes to manage business and financial risk, and overseeing compliance with applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the selection, replacement, compensation and oversight of the independent auditor engaged to prepare audit reports on the Company’s financial statements. The specific responsibilities in carrying out the Audit Committee’s oversight role are delineated in the Audit Committee Charter, which is posted on the Company’s website and is available at the following Internet address: http://www.tier.com/art/Tier_Audit_Committee_Charter_20031218.pdf. The Audit Committee annually reviews and reassesses its Charter.

          The Compensation Committee is currently composed of three independent directors: Messrs. Berger, Cabot and Scott. Each of the Compensation Committee members is independent as defined in the NASDAQ listing standards. The Compensation Committee met five times during the fiscal year ended September 30, 2004. The Compensation Committee’s primary responsibilities are to (i) review and recommend to the Board the compensation of the Company’s Chief Executive Officer and other executive officers of the Company; (ii) review executive bonus plan allocations; (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (iv) oversee the Company’s administration of its equity-based compensation and other benefit plans; and (v) approve grants of stock options and stock awards to officers and employees of the Company.

          In November 2003, the Nominating Committee expanded its responsibilities to include oversight of the Company’s corporate governance and was re-named the Governance and Nominating Committee. The Governance and Nominating Committee is currently composed of three independent directors: Messrs. Berger, Cabot and Scott. Each of the Governance and Nominating Committee members are independent as defined in the NASDAQ listing standards. The Governance and Nominating Committee met five times during the fiscal year ended September 30, 2004. The Committee interviews, evaluates, and recommends individuals for membership on the Board and committees thereof, evaluates and, where appropriate, recommends to the Board regarding whether a member of the Board qualifies as independent within the meaning of the applicable NASDAQ rules, and recommends guidelines and responsibilities relating to corporate governance for adoption by the Board. The specific responsibilities of the Governance and Nominating Committee are delineated in the Governance and Nominating Committee Charter, which can be found at the following Internet address: http://www.tier.com/art/Tier_Charter_110904.pdf.

          In evaluating director candidates, including current members of the Board eligible for re-election, the Governance and Nominating Committee considers many factors, including the current size and composition of the Board and its committees; a candidate’s understanding of marketing, finance, sales and technology, and of the Company’s business and technology; and such other factors as the Governance and Nominating Committee may deem appropriate. The Committee requires that any director candidate satisfy the following minimum qualifications:

•	Financial literacy, demonstrated reputation for integrity, and the ability to exercise sound business judgment;

•	High personal and professional ethics;

•	Understanding of the fiduciary responsibilities required as a member of the Board and the commitment, time and ability to meet these responsibilities; and

•	Expansive professional background providing a comprehensive understanding of the Company’s technology, technology development, finance, sales and marketing.

          The Company’s newest director, Mr. Spector, was initially recommended as a director candidate by the Company’s Chief Executive Officer. In fiscal year 2004, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating director candidates.

          The Company’s Bylaws provide that any shareholder of record who is entitled to vote for the election of directors and who was a shareholder of record when providing the notice required in this section below may nominate persons for election as directors only if timely written notice in proper form of the intent to make a nomination at a meeting of stockholders is received by the Company’s Secretary at 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191. To be timely under the Bylaws, the notice generally must be delivered not less than 60 nor more than 90 days prior to the date of the meeting at which directors are to be elected, but if less than 70 days advance notice or public disclosure of the date of such meeting is given or made by the Company, the Company must receive such notice by the close of business on the tenth day following the mailing of notice or public disclosure of the date of such meeting. To be in proper form, the notice must contain prescribed information about the proponent and each nominee, including such information about each nominee and proponent as would have been required to be included in a proxy statement made in connection with solicitation of proxies for elections of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Corporate Governance

          In November 2003 the Board adopted a Code of Ethics for the Company’s Chief Executive Officer, Chief Financial Officer and persons performing similar functions. The Code of Ethics is posted on the Company’s website, and is located at the following Internet address: http://www.tier.com/art/Code_of_Ethics.pdf. In addition, effective May 3, 2004, the Company adopted a Business Code of Conduct for all of the Company’s employees. The Business Code of Conduct is available at the following Internet address: http://www.tier.com/art/TierCodeConduct_Final_2004_05-03.pdf.

Shareholder Communications with the Board

          Shareholders may contact an individual director, a specified committee of the Board, the Board as a group, or the non-employee members of the Board as a group by writing to the Company’s Secretary at 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191. Each communication should specify the individual or group to be contacted. The Company will receive and review the communications before distributing them to the specified individual or group. The Company will generally not forward shareholder communications to directors which relate to an improper or irrelevant topic, or which request general information about the Company.

EXECUTIVE COMPENSATION

Compensation of Directors

          The members of the Board are reimbursed for reasonable travel expenses incurred in attending Board meetings. From July 2001 through January 27, 2004, the Company paid each continuing non-employee member of the Board an annual retainer of $10,000, payable quarterly in arrears, and fees of $1,000 for each Board meeting attended and $500 for each Committee meeting attended, provided that such Committee meeting did not occur in conjunction with a Board meeting. In November 2003, the Board adopted a revised compensation plan for non-employee members of the Board, which became effective on January28, 2004. Under this revised plan, the Company pays each continuing non-employee member of the Board an annual retainer of $15,000, payable quarterly in arrears, and fees of $1,000 for each Board meeting attended and $500 for each Committee meeting attended. In October 2004, the Board adopted a further revision of this plan, which will become effective upon the Annual Meeting. Pursuant to this revision, the Chairman of the Audit Committee will receive an annual retainer of $20,000, payable quarterly in arrears, and each member of the Audit Committee will receive fees of $1,000 for each Audit Committee meeting attended.

          Effective January 28, 2004, each non-employee member of the Board shall receive a grant, upon their initial election by the shareholders, or an annual grant, upon their re-election, as the case may be, of a fully vested option to purchase 20,000 shares of Class B Common Stock under the Company’s Amended and Restated 1996 Equity Incentive Plan (the “1996 Plan”). Pursuant to their election at the Company’s 2004 Annual Meeting of Shareholders, Messrs. Berger, Cabot, Guenther, Rossetti and Scott were each awarded grants of fully vested options to purchase 15,000 shares of Class B Common Stock at an exercise price of $8.62 per share and 5,000 shares of Class B Common Stock at an exercise price of $9.77 per share. Upon his election as a director by the Board on October 26, 2004, Mr. Spector was awarded a grant of fully vested options to purchase 3,333 shares of Class B Common Stock at an exercise price of $8.62 per share for his service as a director through the date of the Annual Meeting. If the Amended and Restated 2004 Stock Incentive Plan is approved by our Stockholders at the Annual Meeting, the annual director option grants will be governed by the Amended and Restated 2004 Stock Incentive Plan. See page 19 below for a more detailed discussion of this matter.

          In general, option grants to the non-employee directors are non-discretionary. The exercise price of options granted to the directors is 100% of the fair market value of the Class B Common Stock on the date of the option grant. Options granted to non-employee directors are typically fully vested on the date of grant. The term of options granted to non-employees is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, at the sole discretion of the Board and to the extent permitted by applicable law the Board may provide that (i) any surviving corporation shall assume all stock awards under the 1996 Plan, or shall substitute similar stock awards for those outstanding under the 1996 Plan, (ii) the time during which such stock awards may be exercised shall be accelerated and the stock awards terminated if not exercised prior to such event, or (iii) such stock awards shall continue in full force and effect.

Compensation of Executive Officers

          The following table shows compensation during the last three fiscal years awarded or paid to, or earned by, the Company’s Chief Executive Officer and its four other most highly compensated executive officers (the “Named Executive Officers”) during fiscal year 2004:

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation

Names and Principal Position	Fiscal Year	Salary($)	Bonus($)	Number of Shares Underlying Options Granted	All Other Compensation ($)

James R. Weaver	2004	$500,000	$—	325,000	$—
President and Chief	2003	444,127	—	37,892	861	(1)
Executive Officer/Chairman of the Board	2002	408,542	106,917	100,168	8,079	(2)
Jeffrey A. McCandless	2004	242,840	—	75,000	5,383	(3)
Former Chief Financial Officer	2003	49,230	—	—	—
	2002	—	—	—	—
Donald R. Fairbairn	2004	200,000	—	35,000	—
Senior Vice President,	2003	—	—	—	—
Human Resources	2002	—	—	—	—
Kenneth R. Hargrave	2004	180,000	—	25,000	—
Senior Vice President,	2003	4,154	—	—	—
Government Systems Group	2002	—	—	—	—
Laura B. DePole	2004	262,081	—	7,500	450,552	(5)
Former Chief Operating Officer	2003	300,000	—	13,864	612	(1)
Official Payments Corporation (4)	2002	298,958	—	59,228	—

(1)	Represents the premium paid by the Company for a group term life benefit.
(2)	Represents premiums paid and the executive’s interest in the cash surrender value of the life insurance policies.
(3)	Represents relocation and other travel expenses.
(4)	Ms. DePole’s employment with the Company terminated on August 4, 2004.
(5)	Represents a $450,000 severance payment made to Ms. DePole following the termination of her employment with the Company pursuant to her employment agreement, and $552 in personal expenses.

STOCK OPTION GRANTS AND EXERCISES

          The Company grants options to its executive officers under the 1996 Plan. The following table shows for the fiscal year ended September 30, 2004, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

OPTION GRANTS IN THE FISCAL YEAR ENDED SEPTEMBER 30, 2004

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

Name	Number of Shares Underlying Options Granted (#)		Percent of Total Options Granted to Employees (1)	Exercise Price ($/Sh) (2)	Expiration Date		5% ($)	10% ($)

James R. Weaver	325,000	(4)	46.0%	$7.81	11/30/13		$1,595,739	$4,043,598
Jeffrey A. McCandless	75,000	(4)	10.6	9.10	10/02/13		429,112	1,087,391
Donald R. Fairbairn	35,000	(4)	5.0	9.10	10/02/13		200,234	507,391
Kenneth R. Hargrave	25,000	(4)	3.5	9.10	10/02/13		143,024	362,422
Laura B. DePole	7,500	(4)	1.1	7.81	09/03/04	(5)	36,825	93,314

(1)

Based on options to purchase an aggregate of 707,000 shares of Class B Common Stock granted to employees in the fiscal year ended September 30, 2004, including options granted to the Named Executive Officers.

(2)	The exercise price equaled the fair market value on the date of grant as reported on the NASDAQ National Market.
(3)

The potential realizable value is calculated based on the term of the option at its time of grant (10 years), assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually. The potential realizable value of the options does not reflect the Company’s estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future price of the Class B Common Stock.

(4)	Vesting is one-fifth on each anniversary of the grant for five years.
(5)	Ms. DePole’s options expired on September 3, 2004, in connection with the termination of her employment.

AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED SEPTEMBER 30, 2004 AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the- Money Options at Fiscal Year- End ($) (2)
	Shares Acquired on Exercise	Value Realized($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

James R. Weaver	—	—	308,316	400,000	$603,997	$722,500
Laura B. DePole	93,445	$189,557	—	—	—	—
Jeffrey A. McCandless	—	—	—	75,000	—	41,250
Donald R. Fairbairn	—	—	—	35,000	—	19,250
Kenneth R. Hargrave	—	—	—	25,000	—	13,750

(1)	The value realized is based on the market price per share of Class B Common Stock at the date of exercise, less the exercise price.
(2)

The value of unexercised in-the-money options is calculated based on the fair market value of the Class B Common Stock on September 30, 2004 of $9.65 per share. Amount reflected is based on such fair market value minus the aggregate exercise price and does not necessarily reflect that the optionee sold such stock.

Employment and Severance Agreements

          In December 1996, the Company entered into an employment agreement with Mr. Bildner, who served as the Company’s Chief Executive Officer until August 2003. Pursuant to the terms of his employment agreement, which was amended in October 2003, Mr. Bildner remained an employee of the Company through April 1, 2004 at a base salary of $100,000 per year. In addition, pursuant to this agreement, in exchange for Mr. Bildner executing a waiver and release of all claims against the Company, the Company paid $225,000 to Mr. Bildner on each of November1, 2003 and April1, 2004, and is required to make a third payment of $225,000 to him on April1, 2005. Pursuant to this agreement, the Company also (i) accelerated the vesting of all Mr. Bildner’s stock options, (ii) extended the exercise period on his stock options until April1, 2006, and (iii) is reimbursing Mr. Bildner during his COBRA eligibility period for that portion of his insurance premiums that the Company paid during his employment with the Company.

          In August 2002, the Company entered into an executive severance and change in control benefits agreement with Ms. DePole, former Chief Operating Officer of the Company’s wholly owned subsidiary, Official Payments Corporation (“OPC”). Ms. DePole’s employment with the Company terminated on August 4, 2004. Pursuant to this agreement, upon Ms. DePole providing the Company with a waiver and release of all claims, the Company provided her with a lump sum payment equivalent to her base salary at the time of termination for a period of 18 months.

          In May 2004, the Company entered into an employment agreement with Mr. Lawler, Senior Vice President of Official Payments Corporation and EPOS Corporation, both wholly owned subsidiaries of the Company. Pursuant to the agreement, Mr. Lawler receives, among other things, an annual base salary of not less than $206,500 through June 1, 2007. If Mr. Lawler’s employment with the Company is terminated by the Company without cause or by Mr. Lawler for good reason (as defined in the agreement) prior to June 1, 2007, the Company, among other things, (i) must continue paying Mr. Lawler’s base salary from his date of termination through June 1, 2007, and (ii) upon Mr. Lawler executing a waiver and release of all claims, must continue paying Mr. Lawler’s base salary from June 1, 2007 through December 1, 2007, and pay the premiums to maintain the healthcare insurance coverage Mr. Lawler had with the Company upon his termination through December 1, 2007. If Mr. Lawler’s employment with the Company is terminated by the Company without cause or by Mr. Lawler for good reason (as defined in the agreement) after June 1, 2007 and before December 1, 2007, following Mr. Lawler executing a waiver and release of all claims, the Company must continue paying Mr. Lawler’s base salary through December 1, 2007, and pay the premiums to maintain the healthcare insurance coverage Mr. Lawler had with the Company upon his termination through December 1, 2007.

          In June 2003, the Company entered into an employment agreement with Mr. McCandless, the Company’s former Senior Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. McCandless received a base salary of $240,000 during his first six months of employment with the Company and a base salary of $250,000 thereafter. The agreement provides, among other things, that Mr. McCandless is eligible to receive an annual incentive bonus of approximately 50% of his base salary based upon achievement of certain performance criteria. In accordance with the agreement, upon the commencement of his employment with the Company, on October 3, 2003 Mr. McCandless received a stock option grant of 75,000 shares of Class B Common Stock, at an exercise price of $9.10 per share, the fair market value on the date of grant, which options vest over a period of five years from the date of grant, and upon his one-year anniversary with the Company, on October 8, 2004, he received an additional stock option grant of 25,000 shares of Class B Common Stock, at an exercise price of $9.77 per share, the fair market value on the date of grant, which options vest over a period of five years from the date of grant. Pursuant to the agreement, all of Mr. McCandless’ unvested options shall immediately vest upon a change of control of the Company. In addition, the agreement requires that the Company pay Mr. McCandless nine months of his base salary if his employment with the Company is terminated without cause by the Company or as a result of a change of control of the Company.

          On March 9, 2005, the Company entered into a Separation and Release Agreement with Mr. McCandless. Pursuant to the Separation Agreement, Mr. McCandless agreed to remain as the Company’s Chief Financial Officer until the Company hired his replacement. Under the Separation Agreement, the Company agreed to pay to Mr. McCandless severance in the amount of $83,333.33. In exchange for such consideration, Mr. McCandless has agreed to execute a release agreement releasing the Company and its employees, directors, shareholders and affiliates from any and all claims and liabilities including, but not limited to, all claims arising out of his employment with or separation from the Company. David E. Fountain replaced Mr. McCandless as the Company’s Senior Vice President and Chief Financial Officer, effective May 9, 2005.

          In November 2004, the Company entered into an employment agreement with Mr. Weaver, the Company’s President, Chief Executive Officer and Chairman of the Board. Pursuant to the agreement, Mr. Weaver receives an annual base salary of $550,000 continuing through October 1, 2007. In accordance with the agreement, Mr. Weaver is eligible to receive an annual incentive bonus of approximately 110% of his base salary based on achievement of certain performance criteria. The agreement also provided Mr. Weaver with a stock option grant of 150,000 shares of Class B Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. This option was granted on November 1, 2004 at an exercise price of $8.60 per share and vests over a period of five years from the date of grant. Among other things, the agreement entitles Mr. Weaver to fully paid health care coverage for Mr. Weaver and his immediate family during his employment with the Company. In the event Mr. Weaver’s employment with the Company is terminated as a result of his death or disability (as defined in the agreement), Mr. Weaver is entitled to: (i) 24 months of his base salary and the maximum annual bonus he could have been awarded in the year his employment terminated, provided in one lump sum payment in cash, discounted for present value at the annual discount rate of 5%; (ii) immediate vesting of his stock options; and (iii) a continuation of his health care benefits through the Company for 24 months following his termination as if he were still an employee of the Company. If Mr. Weaver’s employment with the Company is terminated by the Company without cause or by Mr. Weaver for good cause (as defined in the agreement), Mr. Weaver is entitled to: (i) 30 months of his base salary and the annual bonus he could have been awarded during this 30 month period, which shall be calculated as the greater of $500,000 or the average of Mr. Weaver’s annual bonuses in the two previous years, provided in one lump sum payment in cash, discounted for present value at the annual rate of 5%; (ii) immediate vesting of his stock options in the Company’s stock; (iii) a continuation of his health care benefits through the Company for 30 months following his termination as if he were still an employee of the Company; and (iv) the ability for him and his spouse, for the remainder of their lives, and for his children, through age 21, to participate, at his expense, in the Company’s health, medical and dental plans. If Mr. Weaver’s employment with the Company is terminated as a result of a change of control of the Company (as defined in the agreement), Mr. Weaver is entitled to: (i) 36 months of his base salary and the annual bonus he could have been awarded during this 36 month period, which shall be calculated as the greater of $500,000 or the average of Mr. Weaver’s annual bonuses in the previous two years, provided in one lump sum payment in cash, discounted for present value at the annual rate of 5%; (ii) immediate vesting of his stock options in the Company’s stock; (iii) a continuation of his health care benefits through the Company for 36 months following his termination as if he were still an employee of the Company; and (iv) the ability for him and his spouse, for the remainder of their lives, and for his children, through age 21, to participate, at his expense, in the Company’s health, medical and dental plans.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
EXECUTIVE COMPENSATION

General

          The Compensation Committee has overall responsibility for the Company’s executive compensation policies and programs. As part of its responsibility, the Compensation Committee approves all elements of compensation for the Company’s executive officers. During the year ended September 30, 2004, the Compensation Committee comprised Messrs. Berger, Cabot, Scott and William C. Van Faasen. Mr. Van Faasen, who did not seek re-election to the Board at the Company’s 2004 Annual Meeting of Shareholders, served on the Committee until his term as director ended effective January 28, 2004. Mr. Scott replaced Mr. Van Faasen as a member of the Committee upon his election as a director at the 2004 Annual Meeting of Shareholders, effective January 28, 2004. Messrs. Berger, Cabot and Scott are independent directors. Mr. Van Faasen was an independent director while a member of the Committee.

Philosophy

          The objective of the Company’s executive compensation strategy is to develop and maintain executive reward programs that contribute to the enhancement of shareholder value, while attracting, motivating and retaining key executives who are essential to the long-term success of the Company. The Compensation Committee reviews and approves base salary, incentive and equity compensation for the Chief Executive Officer and other senior executives; establishes, reviews and approves short-term and long-term incentive programs, including the Company’s Incentive Compensation Plan (“ICP”); and reviews and approves incentive and equity compensation to be allocated to all employees.

          Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under its stock incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the stock incentive plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Annual Base Salary

          The Compensation Committee reviews base salaries annually and establishes base salaries of the Company’s executives at levels that the Compensation Committee considers to be appropriately consistent with the objectives outlined above and in light of the experience, responsibilities and performance of each executive officer and the competitive marketplace.

Incentive Compensation Plan

          The Incentive Compensation Plan (“ICP”), which was adopted by the Compensation Committee on October 1, 2000, provides selected key employees opportunities to receive awards in the form of cash, fully vested stock option grants, other stock grants, or any combination of these, with the value of options granted in lieu of cash determined by the Black-Scholes valuation model. Such awards are based on performance objectives and performance levels established by the Committee for each plan year with respect to each participant.

          For fiscal year 2004, the Compensation Committee approved the participation of Mr. McCandless and Mr. Weaver under the ICP and established a maximum award percentage ranging from 50% to 110% of each participant’s base salary. Performance objectives for the year consisted of threshold, target and maximum award levels based on the Company’s diluted earnings per share as adjusted for certain charges (representing one-third of each participant’s total award percentage), revenue (one-third) and average share price (one-third). In addition to the performance objectives, the Committee further established that if the Company’s stock price reached a certain average for the last 30 calendar days of the fiscal year, then Mr. McCandless and Mr. Weaver would be entitled to an additional 5% bonus. Based on information compiled by management and approved by the Committee, the Committee determined that the Company achieved threshold revenue levels in fiscal year 2004. As a result, pursuant to the 1996 Plan, Mr. Weaver received fully vested options to purchase 34,723 shares of Class B Common Stock and Mr. McCandless received fully vested options to purchase 8,681 shares of Class B Common Stock. These options were granted on October 26, 2004 at an exercise price of $8.82 per share, the fair market value on the date of the grant.

Annual Bonus Incentives

          Annual discretionary bonus awards to officers and other non-executive employees who do not participate in the ICP are designed to provide a short-term incentive based upon individual, strategic business unit and/or corporate performance. In addition, the Compensation Committee may from time to time grant discretionary bonuses to participants in the ICP based on factors other than the corporate performance objectives specified therein.

Stock Options

          As part of its responsibilities, the Compensation Committee administers the 1996 Plan, under which stock options and other equity incentives may be granted. Stock options provide value to participants when shareholders benefit from stock price appreciation and, as a result, are an important component of the Company’s annual executive compensation program. The Compensation Committee intends that stock-based incentives will be the primary long-term incentive payable to the Company’s executive officers. Stock options granted to executive officers at the time of hiring and periodically thereafter under the 1996 Plan are designed to provide long-term incentives and rewards tied to the price of the Class B Common Stock.

          The table above entitled “Option Grants in the Fiscal Year Ended September 30, 2004” shows the options granted to the Named Executive Officers during fiscal year 2004. In determining the size of the grants to executive officers, the Compensation Committee assessed relative levels of responsibility of the individual officers, other extraordinary service during fiscal year 2004, their expected future contributions and the long-term incentive practices of comparable companies.

          In accordance with the provisions of the 1996 Plan, the exercise price of all options granted was equal to the fair market value of the underlying Class B Common Stock on the date of the grant. Accordingly, the value of these grants to executives and other officers depends on the future growth in share value of Class B Common Stock.

Other Compensation

          The Company, from time to time, has made loans to certain executives in connection with their exercise of stock options, the payment of taxes associated with those exercises, relocation expenses, costs associated with the purchase of housing, education expenses and personal expenses, some of which may be forgiven over time in recognition of the executive’s continued performance. See “Certain Relationships and Related Transactions.” In accordance with the Sarbanes-Oxley Act of 2002, the Company will no longer make any personal loans to its executive officers or directors, nor will it make any material modifications to its outstanding grandfathered executive loans.

CEO Performance Evaluation

          Mr. Weaver has served as the Company’s Chief Executive Officer since August 31, 2003. Mr. Weaver’s base salary and ICP payout were determined in accordance with the criteria described in the “Annual Base Salary” and “Incentive Compensation Plan” sections of this report. During fiscal year 2004, Mr. Weaver’s base salary was $500,000, and he did not receive a bonus. On October 1, 2004, Mr. Weaver’s base salary was increased to $550,000.

          The foregoing report is given by the members of the Compensation Committee, namely:

Samuel Cabot III, Chair
Charles W. Berger
T. Michael Scott

Compensation Committee Interlocks and Insider Participation

          In fiscal year 2004, Messrs. Berger, Cabot, Scott and Van Faasen served as members of the Committee. Mr. Scott replaced Mr. Van Faasen as a member of the Committee on January 28, 2004, following his election to the Board at the Company’s 2004 Annual Meeting of Shareholders. There were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company’s Board or Compensation Committee during the fiscal year ended September 30, 2004.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The information contained in the following report is not “soliciting material”, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

          The Audit Committee consists of Messrs. Cabot, Guenther and Rossetti. The Board has determined that if Mr. Berger is elected as a director at the Annual Meeting he will become a member of the Audit Committee in place of Mr. Cabot. All members of the Audit Committee meet the independence and experience requirements of the SEC and NASDAQ. The Board has adopted a written charter for the Committee which was amended in December 2004 in response to new regulatory requirements, including the Sarbanes-Oxley Act of 2002 and related rules and regulations issued by the SEC and NASDAQ. The Audit Committee Charter was filed with the SEC on December 19, 2003 as an appendix to the Company’s proxy statement in connection with the 2004 Annual Meeting of Shareholders.

          The Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended September 30, 2004 with management and PricewaterhouseCoopers LLP, the independent auditors for fiscal year 2004. The Committee also reviewed and discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

          The Committee selected PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year 2004 and reviewed the qualifications of PricewaterhouseCoopers LLP and discussed with PricewaterhouseCoopers LLP their independence from the Company and its management, including a review of the audit and non-audit services provided by them to the Company. The Committee also received and discussed with PricewaterhouseCoopers LLP their written disclosures required by Independence Standards Board Standard No. 1.

          In reliance on the reviews and discussions noted above, the Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for filing with the SEC.

          The foregoing report is given by the members of the Audit Committee, namely:

Morgan P. Guenther, Chair
Samuel Cabot III
Ronald L. Rossetti

PERFORMANCE GRAPH

          The following graph compares the total share price performance of the Class B Common Stock for the period beginning with September 30, 1999 through the fiscal year ended September 30, 2004, with the total share price performance of the NASDAQ Market Index and the Russell 2000 Index. The comparison assumes $100.00 was invested on September 30, 1999 in the Class B Common Stock and in each of the foregoing indices and assumes reinvestment of all dividends, if any.

Measurement Date	Tier	Russell 2000	Nasdaq

9/30/99	$100.00	$100.00	$100.00
9/30/00	106.65	123.39	159.86
9/30/01	174.36	97.22	56.32
9/30/02	274.91	88.18	49.18
9/30/03	129.49	120.36	58.43
9/30/04	140.21	142.21	65.37

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements provide such persons with indemnification, to the maximum extent permitted by the Company’s Articles of Incorporation or Bylaws or by the California General Corporation Law, against all expenses, claims, damages, judgments, and other amounts (including amounts paid in settlement) for which such persons become liable as a result of acting in any capacity on behalf of the Company, subject to certain limitations. In addition, in September 2004, the Company entered into a supplemental indemnity agreement with Mr. Spector in connection with a non-compete agreement Mr. Spector entered into with a former employer, e.Magination Networks, LLC and Roche Capital, LLC. Pursuant to this supplemental agreement, the Company is obligated to defend Mr. Spector against and indemnify him from all expenses (including amounts paid in settlement) related to any action, suit, claim or proceeding brought by e.Magination Networks, LLC or Roche Capital, LLC which allege that he violated the non-compete agreement by serving as a director on the Company’s Board.

          In connection with the Company’s acquisition of EPOS Corporation (“EPOS”), the Company purchased from Mr. Lawler, former President of EPOS and current Senior Vice President of Official Payments Corporation and EPOS Corporation, both wholly owned subsidiaries of the Company, his shares of EPOS’ common stock. Pursuant to the acquisition agreement, on June 1, 2004 the Company paid Mr. Lawler $1,882,260 and 100,344 shares of Class B Common Stock. In addition, in accordance with the acquisition agreement, on June 1, 2004 the Company also entered into an escrow agreement with Mr. Lawler through which the Company, among other things, deposited $98,182 and 31,360 shares of Class B Common Stock into escrow. The escrow agreement allows the Company to deduct amounts from this escrow fund until November 30, 2005 to compensate Tier for certain losses and liabilities which may result from breaches of certain warranties, representations and conditions contained in the acquisition agreement. Any amount of the escrow fund not withdrawn by December 1, 2005 shall be released to Mr. Lawler. The Company has not made any claim against the escrow to date.

          Prior to October 2000, the Company made loans to Messrs. Weaver and Bildner. All of such loans were made pursuant to full-recourse, interest-bearing promissory notes. Interest rates vary based on the term of the loan and its date of origination. The loans have original terms from one to ten years and interest rates range from 6.13% to 7.18%.

          Certain of Mr. Bildner’s notes were secured by pledges of equity securities held by him. As of September 30, 2004, the outstanding balance of the loans to Mr. Bildner, including accrued interest, totaled approximately $4,100,000, of which none is forgivable pursuant to the terms of the notes. As of September 30, 2004, the stock Mr. Bildner pledged to secure certain of these obligations had a market value of approximately $3,700,000. On December 13, 2004, the Company entered into a cross-collateralization agreement with Mr. Bildner to cross-collateralize certain of the promissory notes that Mr. Bildner has made to the Company (the “Cross-Collateralization Agreement”). The Cross-Collateralization Agreement amends three of Mr. Bildner’s existing pledge agreements with the Company (the “Amended Pledge Agreements”), each of which secures his obligations under a different promissory note he had made to the Company. Pursuant to the Cross-Collateralization Agreement, the aggregate of 226,348 shares of Class B Common Stock that Mr. Bildner had pledged to the Company pursuant to the Amended Pledge Agreements now secures all of his obligations under each of the six promissory notes he has made to the Company listed in the Cross-Collateralization Agreement (the “Listed Notes”). The Listed Notes have an aggregate outstanding balance of $2,024,052 as of December 14, 2004. As of September 30, 2004, the outstanding balance of the loan to Mr. Weaver, including accrued interest, totaled $75,000, which amount may be forgiven in its entirety ratably over the term of the note, pursuant to the terms of the note. In accordance with the Sarbanes-Oxley Act of 2002, there will be no extensions or material modifications made to the terms of the above loans. Other than the loans to Mr. Weaver and Mr. Bildner, there are currently no outstanding loans to any director or executive officer of the Company.

PROPOSAL TWO

APPROVAL OF THE AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

          On October 26, 2004, the Board unanimously adopted, subject to shareholder approval, the 2004 Stock Incentive Plan. On May 3, 2005, the Board unanimously approved and adopted, subject to shareholder approval, the amendment and restatement of the 2004 Stock Incentive Plan. Awards may be granted under the Amended and Restated 2004 Stock Incentive Plan (the “2004 Plan”) for up to 1,000,000 shares of Class B Common Stock (subject to adjustment in the event of stock splits and other similar events), plus up to 3,486,788 shares of Class B Common Stock subject to outstanding awards as of the date of the Annual Meeting under the 1996 Plan that expire, terminate, or are surrendered or canceled without having been fully exercised, or that are forfeited in whole or in part or have resulted in any shares of Common Stock not being issued. Shares of Class B Common Stock tendered to the Company by a participant to pu rchase shares upon the exercise of an award or to satisfy tax withdrawal obligations shall not be added back to the number of shares available for future grant under the 2004 Plan. If the 2004 Plan is approved by shareholders at the Annual Meeting, no further grants of stock options or any other awards will be made under the 1996 Plan.

          The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The Board believes that providing key personnel with shares of the Company’s equity securities is an important factor in attracting, motivating and retaining such personnel. Accordingly, the Board believes adoption of the 2004 Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the 2004 Plan.

Description of the 2004 Plan

          The following is a brief summary of the 2004 Plan, a copy of which is attached as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to the 2004 Plan.

          Types of Awards

          The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards (“Restricted Stock Awards”) and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Class B Common Stock and the grant of stock appreciation rights (collectively, “Awards”).

          Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Class B Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. The exercise price of each option shall not be less than 100% of the fair market value of the Class B Common Stock at the time the option is granted or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its subsidiaries. The 2004 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker; (ii) surrender to the Company of shares of Class B Common Stock; (iii) delivery to the Company of a promissory note; (iv) any other lawful means; or (v) any combination of these forms of payment. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Such options may be granted on such terms as the Board deems appropriate under the circumstances, notwithstanding any limitations on options contained in the 2004 Plan.

          Limitation on Repricing. Unless approved by the Company’s shareholders, (i) no outstanding option granted under the 2004 Plan may be amended to reduce the exercise price of such option, and (ii) the Board may not cancel any outstanding option and grant in substitution thereof a new Award under the 2004 Plan having an exercise price lower than the cancelled option. Options may not be granted for a term in excess of ten years.

          Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Class B Common Stock or cash or a combination thereof determined by reference to the appreciation, from and after the date of grant, in the fair market value of a share of Class B Common Stock. SAR’s may be granted independently or in tandem with an option. SAR’s to be settled in shares of Class B Common Stock shall be counted in full against the number of shares available for the grant of Awards under the 2004 Plan, regardless of the number of shares issued on settlement of the SAR; provided, however, that SAR’s to be settled only in cash shall not be so counted.

          Restricted Stock Awards.Restricted Stock Awards entitle recipients to acquire shares of Class B Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

          Restricted Stock Awards that vest based on the passage of time alone shall be zero percent vested prior to the first anniversary of the date of grant, no more than 33-1/3% vested prior to the second anniversary of the date of grant, and no more than 66-2/3% vested prior to the third anniversary of the date of grant. Restricted Stock Awards that vest upon the passage of time and provide for accelerated vesting based on performance shall not vest prior to the first anniversary of the date of grant. The limitations on vesting in the two preceding sentences shall not apply to a maximum of 50,000 shares of Class B Common Stock with respect to which Restricted Stock Awards may be granted. Notwithstanding any other provision of the 2004 Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Class B Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

          Other Stock-Based Awards. Under the 2004 Plan, the Board has the right to grant other Awards based upon the Class B Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions and the grant of securities convertible into Class B Common Stock.

          Performance Conditions. The Compensation Committee may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award granted to an officer will vest solely upon the achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each such Award will be based on one or more of the following measures: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income or (p) cash flow, or (q) such other objective goals established by the Board. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may be different for different Awards. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). The Compensation Committee may not waive the achievement of the applicable performance goals except in the case of death or disability.

          The Company believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect the Company.

          Transferability of Awards

          Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or family partnership established solely for the benefit of the participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Class B Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

          Eligibility to Receive Awards

          Employees, officers, directors, consultants and advisors of the Company and its subsidiaries and of other business ventures in which the Company has a controlling interest are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company, its subsidiaries and any other entities the employees of which are entitled to receive incentive stock options under the Code. The maximum aggregate number of shares with respect to which Awards may be granted to any participant under the 2004 Plan may not exceed 300,000 shares per fiscal year. The maximum aggregate number of shares with respect to which Awards other than options and stock appreciation rights may be granted under the 2004 Plan may not exceed 500,000.

          Plan Benefits

          As of May 5, 2005, approximately 938 persons were eligible to receive Awards under the 2004 Plan, including the Company’s six executive officers and seven non-employee directors. The granting of Awards under the 2004 Plan is discretionary, and other than as set forth below regarding option grants to directors of the Company, the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

          The Company will grant to each person who first becomes a non-employee director after the effective date of the 2004 Plan, other than pursuant to election at an annual meeting of shareholders of the Company, an option to purchase a number of shares of Class B Common Stock calculated by multiplying 1,667 (subject to adjustment under the 2004 Plan) by the number of full calendar months remaining from the date of his or her initial election to the Board until the first anniversary of the prior year’s annual meeting of shareholders. As these grants do not apply to directors elected at an annual meeting by the stockholders, none of the directors up for election at the Annual Meeting will be eligible to receive an option grant pursuant to this provision.

          On the date of each annual meeting of shareholders of the Company, the Company will grant to each non-employee director who is serving as a director of the Company both immediately prior to and following the annual meeting, a nonstatutory stock option to purchase 20,000 shares of Class B Common Stock (subject to adjustment under the 2004 Plan); provided, however, that a director shall not be eligible to receive this option grant until he or she has served on the Board for at least six months. Subject to the approval of the 2004 Plan by the stockholders at the Annual Meeting, each non-employee director who is re-elected at the Annual Meeting will automatically receive pursuant to this provision of the 2004 Plan a fully-vested option to purchase 20,000 shares of Class B Common stock at an exercise price equal to the closing sale price of the Class B Common Stock on the NASDAQ National Market on the trading day immediately preceding the Annual Meeting.

          On May 5, 2005, the last reported sale price of the Common Stock on the NASDAQ National Market was $7.41.

          Administration

          The Board administers the 2004 Plan. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board has delegated authority under the 2004 Plan to the Board’s Compensation Committee.

          Subject to any applicable limitations contained in the 2004 Plan, the Board, or any committee to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Class B Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Class B Common Stock at the time the option is granted), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Class B Common Stock subject to any Restricted Stock Award or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

          The Board is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Class B Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction, or (iii) any liquidation or dissolution of the Company.

          Upon the occurrence of a Reorganization Event, the Board shall take any one or more of the following actions as to any or all outstanding Awards, other than Restricted Stock Awards, on such terms as the Board determines:

          Upon the occurrence of a Reorganization Event, the Board shall take any one or more of the following actions as to any or all outstanding Awards, other than Restricted Stock Awards, on such terms as the Board determines:

•	provide that Awards shall be assumed or substituted by the succeeding corporation;

•	accelerate the vesting of Awards so that all Awards shall be exercisable in full, but shall terminate prior to the consummation of the Reorganization Event;

•	provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to the Awards shall lapse, prior to or upon the Reorganization Event;

•

if holders of Class B Common Stock will receive a cash payment for each share surrendered in the Reorganization Event, provide a cash payment for the holders of Awards to be calculated in accordance with the 2004 Plan;

•	in connection with a liquidation or dissolution of the Company, provide that Awards shall convert into the right to receive liquidation proceeds; or

•	take any combination of the foregoing actions.

          Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the successor corporation.  Upon the occurrence of a Reorganization Event involving a liquidation or dissolution of the Company, unless specifically provided to the contrary in an agreement between the Company and the holder of a Restricted Stock Award, all restrictions and conditions on Restricted Stock Awards shall be deemed terminated or satisfied.

          If any Award expires or is terminated, surrendered, canceled or forfeited, or results in shares of Class B Common Stock not being issued, the unused shares of Class B Common Stock covered by such Award will again be available for grant under the 2004 Plan.  Further, shares of Class B Common Stock tendered to the Company by a participant to exercise an Award shall be added to the number of shares of Class B Common Stock available for the grant of Awards under the 2004 Plan.  In the case of incentive stock options, however, the foregoing provisions shall be subject to any limitations under the Code.

          Substitute Options

          In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms, as the Board deems appropriate in the circumstances, notwithstanding any limitations on options contained in the 2004 Plan. Substitute options will not count against the 2004 Plan’s overall share limit, except as may be required by the Code.

          Provisions for Foreign Participants

          The Board may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2004 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

          Amendment or Termination

          The Board may amend, suspend or terminate the 2004 Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)); and provided further that, without approval of the Company’s shareholders, no amendment may (i) increase the number of shares authorized under the 2004 Plan (other than pursuant to a stock split or other similar event), (ii) materially increase the benefits provided under the 2004 Plan, (iii) materially expand the class of participants eligible to participate in the 2004 Plan, (iv) expand the types of Awards provided under the 2004 Plan or (v) make any other changes that require shareholder approval under the rules of the NASDAQ National Market, Inc. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon shareholder approval of any amendment to the 2004 Plan.  If approved, no Award may be made under the 2004 Plan after October 25, 2014, but Awards previously granted may extend beyond that date.

          If the 2004 Plan is not approved by shareholders at the Annual Meeting, the 2004 Plan will not go into effect, and the Company will not grant any Awards under the 2004 Plan.  In such event, the Board may continue to grant Awards under the 1996 Plan and will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

          The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Plan.  This summary is based on the federal tax laws in effect as of the date of this proxy statement.  Changes to these laws could alter the tax consequences described below.

          Incentive Stock Options

          A participant will not have income upon the grant of an incentive stock option.  Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option.  If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.”  The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

          A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price).  The type of income will depend on when the participant sells the stock.  If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain.  If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain.  This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.  If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss.  This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

          Nonstatutory Stock Options

          A participant will not have income upon the grant of a nonstatutory stock option.  A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price.  Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.  This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

          Stock Appreciation Rights

          A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

          Restricted Stock Awards

          A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant.  If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.  If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price.  When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date.  Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

          Other Stock-Based Awards

          The tax consequences associated with any other stock-based Award granted under the 2004 Plan will vary depending on the specific terms of such Award.  Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, whether compensation earned under an Award is subject to a deferral feature, and the participant’s holding period and tax basis for the Award or the underlying shares of Class B Common Stock.

          Tax Consequences to the Company

          There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL TWO.

Equity Compensation Plan Information

          The following table sets forth information about the Company’s equity compensation plans as of September 30, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)

Equity compensation plans approved by security holders	2,447,198	$11.00	1,047,553
Equity compensation plans not approved by security holders	-0-	-0-	-0-

(1)	Includes 78,000 shares remaining available for issuance as of September 30, 2004 under the Employee Stock Purchase Plan.

PROPOSAL THREE

APPROVAL OF REINCORPORATION OF THE COMPANY
FROM CALIFORNIA TO DELAWARE

INTRODUCTION

          The Company is presently a California corporation with one class of shares outstanding. The Board has unanimously approved and recommends that the holders of the Company’s outstanding shares approve the merger of the Company with and into a newly formed Delaware corporation, Tier Reincorporation, Inc., a wholly owned subsidiary of the Company.  The Delaware corporation will be the surviving corporation in the merger, and the sole purpose of the merger is to change the Company’s jurisdiction of incorporation from California to Delaware.  Throughout this Proposal Three, the terms “Tier California” or the “Company” refer to Tier Technologies, Inc., the existing California corporation, and the term “Tier Delaware” refers to the new Delaware corporation that is the proposed successor to Tier California.  The principal executive offices of both Tier California and Tier Delaware are located at 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191, and the telephone numbers of both Tier California and Tier Delaware are (571) 382-1000.

          The Delaware corporation that will be the surviving corporation was incorporated under the Delaware General Corporation Law on October 25, 2004, for the purpose of merging with Tier California.  It is anticipated that, prior to the merger, Tier Delaware will have no material assets or liabilities and will not have carried on any business other than to endorse the proposed merger with Tier California.

          For the reasons set forth below, the Board believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the “Reincorporation”).

          As discussed below, the principal reason for the Reincorporation is the potential advantages of the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law.  The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.  The Reincorporation was NOT proposed in order to prevent an unsolicited takeover attempt, and the Board is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board or take any action that would materially affect the governance of the Company.

          The Reincorporation will be effected by merging Tier California into Tier Delaware.  Upon completion of the merger, Tier California, as a corporate entity, will cease to exist and Tier Delaware will continue to operate the business of the Company. Immediately following the reincorporation merger, the name of Tier Delaware will be changed to “Tier Technologies, Inc.”, the current name of Tier California.

          Pursuant to an Agreement and Plan of Merger between Tier California and Tier Delaware, in substantially the form attached to this proxy statement as Appendix B (the “Reincorporation Merger Agreement”), upon the effective date of the merger, each outstanding share of Class B Common Stock of Tier California (“Tier California Common Stock”) will be automatically converted into one share of the common stock of Tier Delaware (“Tier Delaware Common Stock”).  Each certificate representing issued and outstanding shares of Tier California Common Stock will thereafter represent the same number of shares of Tier Delaware Common Stock.  IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR SHARE CERTIFICATES OF TIER DELAWARE.  However, shareholders may exchange their certificates if they so choose. Any shareholder desiring new stock certificates representing Tier Delaware Common Stock after the merger may submit their existing stock certificates to the transfer agent after the effective date of the merger.  The shares of Tier California Common Stock are quoted on the NASDAQ National Market and, after the Reincorporation, Tier Delaware Common Stock will continue to be quoted on the NASDAQ National Market, without interruption, under the same trading symbol (TIER).

          Under California law, the affirmative vote of the holders of a majority of the outstanding shares of Tier California Common Stock is required for approval of the Reincorporation Merger Agreement and the other terms of the Reincorporation.  The Board has unanimously approved and, for the reasons described below, recommends that the Company’s shareholders approve the proposal to reincorporate the Company from California to Delaware.

          If the Reincorporation receives the requisite shareholder approval, it is anticipated that the Reincorporation will become effective on or about July 1, 2005 (the “Effective Date”). However, pursuant to the Reincorporation Merger Agreement, the Reincorporation may be abandoned or the Reincorporation Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed under the original terms of the Reincorporation Merger Agreement.

          If the Reincorporation does not receive the requisite shareholder approval, or in the event the Reincorporation Merger Agreement is terminated or the Reincorporation is abandoned, the Company would remain a California corporation.

          The Company’s shareholders will have no dissenters’ or appraisal rights with respect to the Reincorporation.

          The discussion set forth below is qualified in its entirety by reference to the Reincorporation Merger Agreement, the Amended and Restated Certificate of Incorporation of Tier Delaware (the “Certificate of Incorporation”), and the Bylaws of Tier Delaware, copies of which are attached to this proxy statement as Appendix B, Appendix C, and Appendix D respectively.

YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE
PROXY STATEMENT, INCLUDING THE RELATED APPENDICES,
BEFORE VOTING ON THE REINCORPORATION

PRINCIPAL REASONS FOR THE REINCORPORATION

          As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions.  The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation in which they hold shares.

          Prominence, Predictability, and Flexibility of Delaware Law.  For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

          Well Established Principles of Corporate Governance.  There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

          Increased Ability to Attract and Retain Qualified Directors.  Both California and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances.  The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties.  The amount of time and money required to respond to such claims and to defend such litigation can be substantial.  The Company believes that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law.  In addition, Proposition 211, which was rejected by the California electorate in November 1996, would have limited the ability of California companies to indemnify their directors and officers.  Although Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining new directors.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS, OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

          The Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, including those described in this proxy statement. The Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company.  The current directors and officers of the Company will become the directors and officers of Tier Delaware. All employee benefits and stock options of Tier California will be assumed and continued by Tier Delaware, and each option or right to purchase shares of Tier California Common Stock will automatically be converted into an option or right to purchase the same number of shares of Tier Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Other employee benefit arrangements of Tier California will also be continued by Tier Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Tier Delaware Common Stock will continue to be quoted without interruption on the NASDAQ National Market under the same symbol (TIER). The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that Tier California’s rights and obligations under such material contractual arrangements will continue and be assumed by Tier Delaware.

ANTI-TAKEOVER IMPLICATIONS

          Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation was NOT proposed in order to prevent such a change in control, and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.

          In the discharge of its fiduciary obligations to its shareholders, the Board has evaluated the Company’s vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board has considered or may consider in the future certain defensive strategies designed to enhance the Board’s ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, the elimination of shareholder action by written consent, and the authorization of preferred shares, the rights and preferences of which may be determined by the Board.  The Certificate of Incorporation of Tier Delaware contains a provision authorizing Tier Delaware’s board of directors to issue preferred stock with rights, privileges, and preferences determined by the board of directors, which may have anti-takeover implications. It is important to note that Tier California’s Articles of Incorporation contain a similar provision.  In addition, Section 203 of the Delaware General Corporation Law, from which Tier Delaware does not intend to opt out, restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless: (i) the corporation’s board of directors approves the business combination prior to the transaction; (ii) the interested stockholder owns at least 85% of the outstanding stock of the corporation at the time of the transaction; or (iii) at or subsequent to the transaction, the corporation’s board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approves the transaction.

          For a detailed discussion of the changes which will be implemented as part of the Reincorporation, see “The Charters and Bylaws of Tier California and Tier Delaware” and “Significant Differences Between the Corporation Laws of California and Delaware” below.

          The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company, to Tier Delaware, and to the owners of their securities because, among other reasons, a non-negotiated takeover bid: (i) may be timed to take advantage of temporarily depressed share prices; (ii) may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) may involve the acquisition of only a controlling interest in the corporation’s shares, without affording all shareholders the opportunity to receive the same economic benefits.

          By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the corporation’s business, technology, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the share price, and equality of treatment of all shareholders.

          Despite the belief of the Board as to the benefits to shareholders of the Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by Tier Delaware’s board of directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of Tier Delaware, such provisions could make it more difficult to change Tier Delaware’s existing board of directors and management.

THE CHARTERS AND BYLAWS OF TIER CALIFORNIA AND TIER DELAWARE

          Tier California has relatively brief Articles of Incorporation, which are supplemented by its Bylaws. Taken as a whole, the provisions of Tier Delaware’s Certificate of Incorporation and Bylaws are similar to Tier California’s Articles of Incorporation and Bylaws in many respects, and the Board, in considering the forms of Certificate of Incorporation and Bylaws for Tier Delaware, has generally attempted to minimize the differences between these documents and the existing counterpart documents for Tier California. The following discussion of the Certificate of Incorporation and Bylaws of Tier Delaware is qualified in its entirety by reference to Appendix C and Appendix D hereto.

          Number of Authorized Shares.  The Articles of Incorporation of Tier California authorize the Company to issue up to 1,659,762 shares of Class A Common Stock, no par value, 42,600,000 shares of Class B Common Stock, no par value, and 4,579,047 shares of preferred stock, no par value. However, all of Tier California’s authorized Class A Common Stock has been issued and has been converted into Class B Common Stock and therefore, Tier California cannot issue any additional shares of Class A Common Stock. The Certificate of Incorporation of Tier Delaware will authorize the corporation to issue up to 44,259,762 shares of common stock, par value $0.01 per share, and 4,579,047 shares of preferred stock, par value $0.01 per share. Tier Delaware’s Certificate of Incorporation provides that the board of directors is entitled to determine the powers, preferences, and rights, and the qualifications, limitations, or restrictions, of the authorized and unissued preferred stock. These rights and privileges may include, among others, dividend rights, voting rights, redemption provisions, liquidation preferences, conversion rights, and preemptive rights. Tier California’s Articles of Incorporation contain a similar provision.

          The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power or rights of the holders of Tier Delaware Common Stock. In addition, the issuance of preferred stock could make it more difficult for a third party to acquire Tier Delaware, or discourage a third party from attempting to acquire Tier Delaware.

          Monetary Liability of Directors.  The Certificate of Incorporation of Tier Delaware provides for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of Delaware. The Articles of Incorporation of Tier California a similar provision, subject to California law.

          Indemnification. Tier Delaware’s Certificate of Incorporation requires Tier Delaware to indemnify its officers and directors to the fullest extent not prohibited under Delaware law. Tier Delaware’s Certificate of Incorporation also requires Tier Delaware to indemnify each person who was or is a party, or is threatened to be made a party, to any proceeding by reason of the fact that he or she is or was, or has agreed to become, a director or officer of Tier Delaware, or is or was serving at the request of Tier Delaware as a director, officer, or employee of, or in a similar capacity with, another entity, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by or for him or her in connection with such proceeding and any related appeal, if he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of Tier Delaware, and, with respect to any criminal action, had no reasonable cause to believe that his or her conduct was unlawful. These rights of the directors, officers, and other persons to indemnification are addressed in Article Ninth of Tier Delaware’s Certificate of Incorporation, which is attached to this proxy statement as Appendix C.

          Tier California’s Articles of Incorporation authorizes the Company to provide indemnification of agents for breach of duty to the Company and its shareholders. Tier California’s Bylaws require the Company to indemnify its directors to the fullest extent not prohibited under California law. In addition, Tier California’s Bylaws allow the Company to indemnify its officers, employees and agents pursuant to California law.

          In addition to the indemnification provisions noted above, Tier California has entered into indemnification agreements with its officers and directors indemnifying them to the fullest extent not prohibited under California law. If the Reincorporation is approved, Tier Delaware anticipates entering into indemnification agreements with its officers and directors that would provide a contractual right to indemnification consistent with the provisions of the Tier Delaware Certificate of Incorporation. The Tier Delaware indemnification agreements would govern events occurring on or after the Reincorporation, while the Tier California indemnification agreements would remain in full force and effect with respect to events occurring prior to the effective date of the Reincorporation.

          For a further discussion of indemnification, see the paragraph below entitled “Significant Differences Between the Corporation Laws of California and Delaware - ‘Indemnification’ and ‘Limitation of Liability.’”

          Size of Board of Directors.  The Bylaws of Tier California provide for a board of directors consisting of a minimum of five directors and a maximum of nine directors.  The Bylaws of Tier Delaware provide that upon consummation of the merger, the board will consist of a minimum of five directors and a maximum of nine directors, with seven directors initially authorized.  Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, a board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the shareholders have approved the stated range.  Delaware law permits a board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders).  Following the Reincorporation, the board of directors of Tier Delaware could amend the Bylaws to change the size of the board of directors without further stockholder approval.  After the Reincorporation is completed, the seven directors of Tier California will continue as the seven directors of Tier Delaware.  Directors of Tier Delaware will serve until the earliest of their death, resignation, or removal from the board of directors or until their successors have been duly elected and qualified.

          Cumulative Voting for Directors.  Under California law, the shareholders of a California corporation may cumulate their votes in any election of directors, but a NASDAQ-listed corporation may eliminate cumulative voting in its articles of incorporation or bylaws.  Tier California’s Articles of Incorporation eliminates cumulative voting as of the first day that the Company has at least 800 holders of its equity securities and its securities have qualified for trading on a national market system.  Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected.  A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose.  Similarly, Tier Delaware’s Certificate of Incorporation provides that stockholders shall have the ability to cumulate votes in the election of directors until there are at least 800 holders of record of its equity securities and its securities have qualified for trading on a national market system.  As of May 5, 2005 Tier California had 274 holders of record of its equity securities.

          Removal of Directors. Tier California’s Bylaws provide that, prior to the elimination of cumulative voting, unless the entire Board is removed, individual directors may not be removed without cause by the affirmative vote of a majority of the voting power with respect to such removal when the votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election where the same total number of votes were cast and the entire number of directors authorized were then being elected.  Tier California’s Bylaws also provide that if the holders of shares of any class or series of the Company’s capital stock are entitled to elect one or more directors, any director so elected may be removed in accordance with Tier California’s Articles of Incorporation. Tier Delaware’s Bylaws provide that the entire Board or any individual director may be removed from office without cause by the affirmative vote of a majority of the voting power with respect to such removal, subject to any rights of the holders of shares of any class or series to remove a director, as set forth in Tier Delaware’s Certificate of Incorporation.

          Power to Call Special Shareholders’ Meetings.  Under California law, a special meeting of shareholders may be called by the Board, the Chairman of the Board, President or the holders of shares entitled to cast not less than 10% of the votes at such meeting.  California law also provides that the articles of incorporation or bylaws may authorize additional persons to call a special meeting of shareholders, and under Tier California’s Bylaws a special meeting may be called by the Chief Executive Officer, the Board, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting.  Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws.  Similar to Tier California’s Bylaws, under Tier Delaware’s Bylaws, a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President, the Chief Executive Officer or the holders of shares entitled to cast not less than 10% of the votes at such meeting.

          Nominations of Director Candidates and Introduction of Business at Shareholder Meetings.  The Bylaws of both Tier California and Tier Delaware provide procedures for the nomination of candidates for election as directors (the “Nomination Procedure”) and with regard to certain matters to be brought before an annual meeting (the “Business Procedure”).  By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications.  By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board’s position on such proposal, enabling shareholders to decide better whether to attend the meeting or grant a proxy to the Board as to the disposition of such business.

          Amending the Bylaws.  Under California law, the Bylaws may be amended by either the affirmative vote of a majority of the outstanding shares entitled to vote or, subject to certain limitations, by approval of the Board.  Tier California’s Articles of Incorporation provide that the Company shall not, without the affirmative vote of the holders of a majority of outstanding shares of Class B Common Stock, amend the Bylaws to alter the rights, preferences or privileges of the Class B Common Stock.  Tier Delaware’s Certificate of Incorporation provides that the board of directors shall have the power to adopt, amend, alter or repeal the Bylaws, other than a Bylaw changing the maximum or minimum number of directors or changing whether the board is fixed or variable, which may only be adopted by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in any annual election of directors.  Tier Delaware’s Certificate of Incorporation also provides that the Bylaws may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in any annual election of directors.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

          The following provides a summary of major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states’ laws.

Shareholder Approval of Certain Business Combinations

          Delaware.  Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholders’ meeting by 66 2/3% of the outstanding voting shares not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that Tier Delaware be, and Tier Delaware has elected to be, governed by Section 203.

          The Company believes that Section 203 will encourage any potential acquiror to negotiate with Tier Delaware’s board of directors.  Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Tier Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Tier Delaware will confer upon the board of directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Tier Delaware’s shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

          California.  California law provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation’s shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Classified Board of Directors

          A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

          Delaware.  Delaware law permits a corporation to establish a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year. Tier Delaware’s Certificate of Incorporation and Bylaws do not provide for a classified board.

          California.  Under California law, certain publicly traded companies may adopt a classified board of directors by adopting amendments to their charter or bylaws, which amendments must be approved by the shareholders. Tier California’s Articles of Incorporation and Bylaws do not currently provide for a classified board.

Removal of Directors

          Delaware.  Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of at least a majority of the outstanding shares entitled to vote at an election of directors. Tier Delaware’s Certificate of Incorporation and Bylaws do not provide for a classified board.  Tier Delaware’s Certificate of Incorporation provides that stockholders will be able to cumulate votes in the election of directors until Tier Delaware has at least 800 holders of record of its equity securities and its securities have qualified for trading on a national market system.

          California.  Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect the director under cumulative voting.  Tier California’s Articles of Incorporation provides that stockholders will no longer be able to cumulate votes in the election of directors once Tier California has at least 800 holders of its equity securities and its securities have qualified for trading on a national market system.  Additionally, shareholders holding at least 10% of the outstanding shares of any class may initiate an action in Superior Court to remove from office any director in case of fraudulent or dishonest action or gross abuse of authority or discretion.

Limitation of Liability

          California law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s duty.

          Delaware.  Tier Delaware’s Certificate of Incorporation eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit a director’s monetary liability for: (i) breaches of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. This provision in Tier Delaware’s Certificate of Incorporation also does not eliminate or limit a director’s liability for violations of federal law (such as the federal securities laws) and certain state laws (including state securities laws), or affect the availability of non-monetary remedies such as injunctive relief or rescission.

          California.  California law permits California corporations to include, in their charters, a provision eliminating or limiting the monetary liability of the corporation’s directors to the corporation or its shareholders for breaches of their duties as directors, subject to exceptions that are similar but not identical to the exceptions specified by Delaware law. Tier California’s Articles of Incorporation presently includes a comparable provision under California law.  In some circumstances, monetary liability of directors and officers could arise under California law and Tier California’s Articles of Incorporation and Bylaws that would be eliminated under Delaware law and Tier Delaware’s Certificate of Incorporation and Bylaws.

Indemnification

          California and Delaware each have laws, similar in some respects but not identical, regarding indemnification by a corporation of its officers, directors, employees, and agents. Tier California has indemnification agreements with its officers and directors indemnifying them to the fullest extent not prohibited under California law, and Tier Delaware anticipates, if the Reincorporation is approved, entering into similar agreements with its officers and directors.  Although the law in this regard is not certain, shareholders who vote in favor of the Reincorporation, and thereby approve the new indemnification agreements, may be prevented from challenging the validity of the indemnification agreements in a subsequent court proceeding.

          The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Tier California made prior to the Reincorporation.  Nevertheless, the Board has recognized in considering the Reincorporation that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company.  In the event liabilities arise from events occurring after Reincorporation, the application of Delaware law and the Tier Delaware Certificate of Incorporation and Bylaws would result in an additional expense to the Company to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law and the Tier California Articles of Incorporation and Bylaws. The Board believes, however, that the overall effect of the Reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

          For a discussion of the indemnification provisions in Tier California’s Articles of Incorporation and Bylaws and Tier Delaware’s Certificate of Incorporation and Bylaws, see the paragraph above entitled “The Charter and Bylaws of Tier California and Tier Delaware - Indemnification.”

          There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law and the Tier California indemnification agreements.

          Delaware.  Delaware law generally permits the indemnification of expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in the defense or settlement of a direct, derivative, or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors or a committee of the board, by independent legal counsel, or by the stockholders, that the person seeking indemnification acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any action by the corporation, including any derivative action, in which the person was adjudged liable.

          Delaware law requires indemnification of reasonable defense expenses incurred by a director or officer, in any such proceeding, to the extent the director or officer was successful in the defense of the proceeding.  Expenses incurred by an officer or director in defending an action may be advanced before the conclusion of a proceeding, under Delaware law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification.  In addition, Delaware law authorizes a corporation to purchase insurance for the benefit of its officers and directors whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

          California.  California law permits a California corporation to indemnify any director, officer, employee, or agent of the corporation for expenses, monetary damages, fines, and settlement amounts to the extent, as determined by a majority vote of a disinterested quorum of directors, independent legal counsel, disinterested shareholders, or the court in which the proceeding is pending, that the individual acted in good faith and in a manner he or she believed to be in the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. California law does not permit indemnification if the person is held liable to the corporation, including in a derivative action, except to the extent that an appropriate court concludes that despite the adjudication of liability but in view of all the circumstances, the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper.

          California law requires indemnification of reasonable defense expenses incurred by a director, officer, employee or agent, in any such proceeding, to the extent the director, officer, employee or agent was successful in the defense of the proceeding.  Expenses incurred by an officer, director, employee or agent in defending an action may be advanced before the conclusion of a proceeding, under California law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification.  In addition, California law authorizes a corporation to purchase insurance for the benefit of its officers, directors, employees, and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

Inspection of Shareholder List and Books and Records

          Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the SEC. Finally, California law permits any shareholder, on written demand to the corporation, to inspect the corporation’s accounting books and records and minutes of proceedings of the shareholders and Board and committees of the Board for any purpose reasonably related to the shareholder’s interest as such. Delaware law also permits any stockholder of record, upon compliance with procedures specified in the Delaware General Corporation Law, to inspect a list of stockholders entitled to vote at a meeting and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a stockholder. However, Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

Dividends and Repurchases of Shares

          California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus, and the like. The concepts of par value, capital, and surplus exist under Delaware law. The Company has never paid a cash dividend, and Tier Delaware does not anticipate paying cash dividends in the immediate future.

          Delaware.  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

          California.  Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Shareholder Voting

          Amendment of Charter Documents.  Under California and Delaware law, the provisions of a corporation’s charter document may be amended by the affirmative vote of the holders of a simple majority of the outstanding shares entitled to vote on such an amendment. California law permits the board of directors to amend the corporation’s articles of incorporation after shares have been issued without a vote of shareholders in certain circumstances, including to adopt an amendment effecting a stock split where a corporation has only one class of shares. Delaware law contains no comparable provision.

          Statutory Mergers.  Delaware law does not require the vote of the stockholders of a Delaware parent corporation whose subsidiary is involved in a merger with another corporation unless the parent corporation itself is a “constituent corporation” in the merger. Under California law, the vote of the shareholders of a California parent corporation is required in certain circumstances when the California corporation’s subsidiary merges with another corporation. Those circumstances include the situation in which shares of the California parent corporation are issued to the shareholders of the acquired company and the shareholders of the California parent corporation immediately prior to the merger own less than 83.3% of the California parent corporation’s shares immediately following the merger.

          Both California and Delaware law generally require that the holders of a majority of the shares of the constituent corporations in a statutory merger approve the merger. However, Delaware law does not require a vote of stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the corporation’s existing certificate of incorporation; (ii) each share of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity.

Action by Written Consent

          Delaware.  Under Delaware law, and unless otherwise provided in a Delaware corporation’s certificate of incorporation, any action that may be taken at a stockholders’ meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. Tier Delaware’s Certificate of Incorporation does not contain any provision limiting the ability of stockholders to take action by written consent.

          California.  Under California law, and unless otherwise provided in a California corporation’s articles of incorporation, any action that may be taken at a shareholders’ meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding shares having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. Tier California’s Articles of Incorporation do not contain any provision limiting the ability of shareholders to take action by written consent.

Appraisal Rights

          Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of his, her or its shares in lieu of the consideration he, she or it would otherwise receive in the transaction.

          Delaware.  Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease, or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

          California.  The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right, or transfer of such shares is restricted by the corporation or any law or regulation. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of assets reorganizations. Under California dissenters’ law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value as a result of the proposed action.

Fairness Opinion Requirement

          California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under selected provisions of California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

Dissolution

          Delaware.  Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation’s stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Tier Delaware’s Certificate of Incorporation contains no such supermajority voting requirement.

          California.  Under California law, shareholders holding 50% or more of the total voting power of the corporation may elect to require a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.  In any demand for voluntary dissolution by only 50% of the voting power of a California corporation, the Company or, if the Company does not elect to purchase, the shareholders not voting for dissolution of the corporation may avoid the dissolution of the corporation by purchasing for cash at fair value the shares owned by the parties initiating the dissolution proceeding.   In addition, California law provides that 50% or more of the directors in office or shareholders holding 33 1/3% or more of the total outstanding shares may file a complaint in Superior Court for involuntary dissolution on any one or more of the grounds specified under California law.

Interested Director Transactions

          Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions are met, such as obtaining required disinterested board approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction. With minor exceptions, the conditions are similar under California and Delaware law.

Loans to Officers and Employees

          Delaware.  Under Delaware law, a Delaware corporation may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

          California.  Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the corporation’s shareholders unless an employee benefit plan authorizing the loan or guaranty was approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board of directors determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Tier California’s Bylaws include such a provision.  Tier California’s Bylaws authorize loans to officers and directors in accordance with California law.

          Both Tier California and Tier Delaware (assuming the Reincorporation is consummated) are prohibited from making loans to their respective officers and directors pursuant to Section 402 of the Sarbanes-Oxley Act of 2002.

Shareholder Derivative Suits

          Delaware.  Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his, her or its stock thereafter devolved upon him, her or it by operation of law. Delaware does not have a bonding requirement.

          California.  California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE CORPORATIONS

          Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law that have significant contacts with California are subject to a number of key provisions of the California General Corporation Law.  Section 2115 applies provisions of California law to a corporation if more than one-half of the corporation’s outstanding voting securities are held of record by persons having California addresses, and if the average of the “property factor, payroll factor, and sales factor” under California law exceeds 50%.  However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange or American Stock Exchange or designated as NASDAQ National Market securities.  Since Tier Delaware Common Stock will be continue to be quoted on the NASDAQ National Market immediately following the Reincorporation, provisions of the California General Corporation Law will not be applied to Tier Delaware pursuant to Section 2115 immediately following the Reincorporation.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

          The following is a discussion of certain United States federal income tax considerations that may be relevant to the Company’s shareholders who receive shares of Tier Delaware Common Stock in exchange for their shares of Tier California Common Stock as a result of the Reincorporation.  The discussion addresses only the specific United States federal income tax consequences set forth below and does not address any other federal, state, local or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Reincorporation or any other transaction, including any transaction undertaken in connection with the Reincorporation.  The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders of the Company, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of options, nor does it address the tax consequences to holders of options or other rights to acquire shares of Tier California Common Stock.  IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS.

          Subject to the limitations, qualifications, and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally will result:

(a)	No gain or loss will be recognized by holders of Tier California Common Stock upon receipt of Tier Delaware Common Stock pursuant to the Reincorporation;

(b)

The aggregate tax basis of the Tier Delaware Common Stock received by each shareholder in the Reincorporation will be equal to the aggregate tax basis of the Tier California Common Stock surrendered in exchange therefor; and

(c)

The holding period of the Tier Delaware Common Stock received by each shareholder of the Company will include the period for which such shareholder held the Tier California Common Stock surrendered in exchange therefor, provided that the Tier California Common Stock was held by the shareholder as a capital asset at the time of the Reincorporation.

          The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position.

          State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

          The Company should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and Tier Delaware should succeed, without adjustment, to the federal income tax attributes of Tier California.

SECURITIES ACT CONSEQUENCES

          The shares of the Tier Delaware Common Stock to be issued in exchange for shares of Tier California Common Stock are not being registered under the Securities Act of 1933. In that regard, Tier Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of that rule by the SEC, which indicate that the making of certain changes in the Company’s Articles of Incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

          After the Reincorporation, Tier Delaware will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that Tier California has previously filed and provided.  Stockholders holding restricted shares of Tier California Common Stock will have shares of Tier Delaware Common Stock that are subject to the same restrictions on transfer as those to which their present shares are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Tier Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates.  For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of Tier Delaware Common Stock on the date full payment of the purchase price was made for the shares of Tier California Common Stock.  In summary, Tier Delaware and its stockholders will be in the same respective positions under Rule 144 after the merger as were Tier California and its shareholders prior to the merger.

INTEREST OF CERTAIN PERSONS IN, OR IN OPPOSITION TO, MATTERS TO BE ACTED UPON

          As the Company anticipates that the officers and directors of Tier Delaware (who are currently the officers and directors of the Company) will enter into new indemnification agreements, they may be deemed to have a personal interest in the Reincorporation.  Other than as set forth in the preceding sentence, no person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s change of state of incorporation that differs from that of other shareholders of the Company. No director of the Company opposed the Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL THREE.

PROPOSAL FOUR

APPROVAL OF AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF THE COMPANY

          All of the Company’s authorized shares of Class A Common Stock have been issued and have been converted into shares of Class B Common Stock.  There are no shares of Class A Common Stock outstanding, and under the Articles of Incorporation currently in effect, the Company is not authorized to issue any additional shares of Class A Common Stock.  Under these circumstances, the Articles of Incorporation require that the Company amend the Articles of Incorporation in order to remove all references to the Class A Common Stock.  If Proposal Three above, the Reincorporation, is approved by the Company’s shareholders at the Annual Meeting, this Proposal Four will be unnecessary as the Certificate of Incorporation for Tier Delaware does not include any references to Class A Common Stock.

          However, if the shareholders do not approve the Reincorporation (or if they approve the Reincorporation but the Board determines to abandon it) the Board recommends that the Company’s shareholders approve the amendment and restatement of the Articles of Incorporation to remove all references to Class A Common Stock and to make immaterial related changes in connection therewith, as set forth in the proposed Second Amended and Restated Articles of Incorporation attached as Appendix E to this proxy statement (the “Restated California Articles”).

          Following the amendment and restatement of the Articles of Incorporation in the form of the Restated California Articles, all shares of Class B Common Stock will thereafter be referred to as “Common Stock” and each stock certificate representing issued and outstanding shares of Tier California Common Stock will represent the same number of shares of Common Stock.  It will not be necessary for shareholders to exchange their existing share certificates, but shareholders may exchange their certificates if they so choose.  Any shareholder desiring a new stock certificate after the merger may submit their existing share certificate to the Company’s transfer agent after the effective date of the merger.

          This Proposal Four, if approved by the Company’s shareholders at the Annual Meeting, will only take effect if the Company’s shareholders do NOT approve the Reincorporation at the Annual Meeting (or if the shareholders approve the Reincorporation but the Board determines to abandon it).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL FOUR.

PROPOSAL FIVE

RATIFICATION OF INDEPENDENT ACCOUNTANTS

Independent Accountants

          On January 21, 2005, the Audit Committee appointed McGladrey & Pullen, LLP (“McGladrey”), as the Company’s new independent registered public accounting firm, to perform auditing services commencing with the fiscal year ending September 30, 2005.  The Audit Committee has directed that management submit the selection of McGladrey for ratification by the Company’s shareholders at the Annual Meeting.  Representatives of McGladrey are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

          Prior to January 21, 2005, neither the Company nor anyone acting on its behalf had consulted with McGladrey regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

          Shareholder ratification of the selection of McGladrey as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Audit Committee is submitting the selection of McGladrey to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection of McGladrey, the Audit Committee will reconsider whether to retain that firm.  Even if the selection of McGladrey is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

          On December 13, 2004, PricewaterhouseCoopers LLP (“PwC”), informed the Company that PwC declined to stand for re-election as the Company’s independent registered public accounting firm following completion of its audit of the Company’s financial statements for the year ended September 30, 2004.  Representatives of PwC are not expected to be present at the Annual Meeting.

          PwC’s audit reports with respect to the Company’s financial statements for the fiscal years ended September 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          During the Company’s fiscal years ended September 30, 2003 and 2004 and the period commencing October 1, 2004 and ending December 27, 2004, there have been no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

          Except as noted in the following paragraph, there have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the Company’s fiscal years ended September 30, 2003 and 2004 or the period commencing October 1, 2004 and ending December 27, 2004.

          On December 15, 2004, PwC advised the Audit Committee of the Company’s Board of Directors of a material weakness in the Company’s internal control over financial reporting related to insufficient personnel resources and technical accounting expertise within the Company’s accounting function.

          The Company believes this situation is due primarily to the relocation of its accounting function from Walnut Creek, California to Reston, Virginia and the resulting need to restaff all but one of the positions in that function. As previously disclosed, the Company relocated its accounting, financial planning, information technology, legal, human resources and facilities management functions to Reston during the quarter ended June 30, 2004, and closed its Walnut Creek facility effective at the end of that quarter. Of the Company’s Walnut Creek finance and accounting staff, consisting of approximately 35 full time equivalents at the time of the Walnut Creek closing, only the Chief Financial Officer remained with the Company following the relocation. Accordingly, during the quarters ended September 30 and December 31, 2004, the Company was engaged in an effort to fill all of those positions with new personnel. The Company has not yet filled all of the open positions, and the new staff in the positions it has filled are still becoming familiar with their responsibilities and with the Company’s policies and procedures.

          Members of the Company’s new accounting staff in Reston closed the Company’s books with respect to the quarter ended June 30, 2004 with the help of several key members of the Company’s Walnut Creek staff, including the Company’s former Controller, who agreed to continue to work with the Company on a temporary consulting basis to help close the quarter.

          The turnover of the entire accounting staff, other than the Chief Executive Officer, during the Company’s fiscal fourth quarter resulted in the loss of significant knowledge of and experience with the Company’s accounting policies and procedures. This loss of experience, coupled with the incompleteness of the Company’s accounting staff, was greater than anticipated and led to increases in the time required to perform control procedures and to develop and analyze information in connection with the closing of the Company’s books for the quarter and year ended September 30, 2004. The increase in the time required to close the Company’s books caused delays in finalizing the Company’s financial statements, which prevented the filing of the Company’s Form 10-K for the fiscal year ended September 30, 2004 by December 14, 2004, the filing deadline. PWC advised the Company that the insufficient personnel resources and technical accounting expertise within the Company’s accounting function that caused the delays reflected a material weakness in the Company’s internal controls over financial reporting.

          On December 15, 2004, the Company timely filed a Form 12b-25 that provided an extension until December 29, 2004 for the filing of the Form 10-K. The Company then filed the Form 10-K on December 28, 2004, within the extension period. The Form 10-K included an unqualified audit opinion from PWC with respect to the Company’s consolidated financial statements included therein.

          The Company’s management and the Audit Committee have developed a plan to remediate the material weakness, which the Company is in the process of implementing. The Company expects this remediation will require it to hire additional qualified personnel to fill open positions within the accounting, financial planning, and compliance functions, and to increase the level of accounting expertise of current personnel by means of training. The Company is actively recruiting to fill the vacancies and is assessing the skill sets of individual members of its accounting and finance staff and of the staff as a whole. The Company has also concluded that it must ensure that all of its accounting and finance staff are thoroughly trained in the application of the Company’s accounting policies and procedures and internal controls.

          The Company is not able at this time to determine the costs of the remediation, but expects to incur additional expenses for staff salaries and other items. Although the Company is aggressively seeking to fill all the necessary positions, it cannot predict how long it will take to do so, particularly in light of the very tight job market for experienced accounting professionals in Northern Virginia and throughout the country.

          We believe that we have made significant progress toward remediating the material weakness.  During the quarter ended March 31, 2005, we hired a Director of SEC Reporting and Compliance to coordinate the preparation of SEC filings and to serve as out technical lead on monitoring, researching and ensuring compliance with accounting principles generally accepted in the United States; SEC rules, regulations and Staff Accounting Bulletins; and Public Company Accounting Oversight Board activity.  The individual selected for this position is a certified public accountant and a certified managerial accountant and has nearly 20 years of experience managing the SEC reporting process and ensuring compliance with accounting and regulatory standards.  Tier also hired other qualified individuals to fill a number of other key positions in the accounting function.  We continue to seek qualified individuals to fill the positions of Controller and Director of  Financial Accounting.

          In the interim, we have been performing additional periodic monitoring, including: financial reviews of each operating segment analyzing actual against projected performance; balance sheet accounting reconciliation reviews to identify any unusual items or items that have been outstanding for more than the current period; income statement reviews focusing on variances to plan, forecast and the prior year; and consulting appropriate authoritative accounting literature for any new accounting issues that may arise to ensure that the financial statements are presented fairly in accordance with accounting principles generally accepted in the United States.  The Company is not able at this time to determine the costs of the remediation, but expects to incur additional expenses for staff salaries and other items.  Although the Company is aggressively seeking to fill all the necessary positions, it cannot predict how long it will take to do so, particularly in light of the very tight job market for experienced accounting professionals in Northern Virginia and throughout the country.

          The Company has authorized PwC to respond fully to any inquiries from McGladrey with respect to matters related to the material weakness.

Audit Fees

          The aggregate fees billed by PwC to the Company for the years ended September 30, 2003 and 2004 are as follows:

	2003($)	2004($)

Audit Fees(1)	$186,150	$588,250
Audit Related Fees	0	0
Tax Fees(2)	40,760	0
All Other Fees(3)	46,205	209,500

Total	$273,115	$797,750

(1)

Represents fees for professional services provided in connection with the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, advice on accounting matters directly related to the audit and audit services provided in connection with other statutory and regulatory filings.

(2)

Represents fees for professional services provided to the Company in connection with the Company’s sale of its Australian subsidiary and in connection with the Company’s compliance with Australian tax regulations.

(3)

Represents fees for professional services provided to Tier not otherwise listed above as audit fees, including advice and consultation regarding: (i) certain acquisitions by the Company, (ii) revenue contracts and client facing transactions, (iii) the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and (iv) other SEC compliance matters.

          The Audit Committee has established a policy requiring that it approve the scope, extent and associated fees of any audit services provided by its independent auditors and that it pre-approve all non-audit related services performed by the independent auditor. For the fiscal year ended September 30, 2004, the Audit Committee pre-approved 100% of the services performed by PwC and did not rely on the de minimis exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Exchange Act. For the fiscal year ended September 30, 2004, the Audit Committee has considered whether the rendering of non-audit services is compatible with maintaining the auditor’s independence and concluded that, with respect to the Company, PwC is independent.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL FIVE.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s equity securities. Officers, directors and holders of greater than ten percent of the Company’s outstanding equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

          T. Michael Scott was late in filing a Form 4 related to a purchase of Class B Common Stock on February 5, 2004 and late in filing a Form 4 related to a purchase of Class B Common Stock on August 8, 2004. Mr. Bildner did not file a Form 4 related to the conversion of his shares of Class A Common Stock to Class B Common Stock, but subsequently reported the transactions on a Form 5.  Except as noted above, to the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2004, the Company’s officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

OTHER MATTERS

          The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

          A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2004, as amended,  is available without charge upon written request to Corporate Secretary, Tier Technologies, Inc., 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191.

          By Order of the Board of Directors

Deanne M. Tully
Secretary

May 11, 2005

APPENDIX A

TIER TECHNOLOGIES, INC.

AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

1.       Purpose

          The purpose of this Amended and Restated 2004 Stock Incentive Plan (the “Plan”) of Tier Technologies, Inc., a California corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.       Eligibility

          All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan.  Each person who receives an Award under the Plan is deemed a “Participant”.

3.       Administration and Delegation

          (a)     Administration by Board of Directors.  The Plan will be administered by the Board.  The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.  All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.  No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

          (b)     Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.       Stock Available for Awards

          (a)     Number of Shares.  Subject to adjustment under Section 10, Awards may be made under the Plan for up to 1,000,000 shares of Class B common stock of the Company (the “Common Stock”), plus up to 3,486,788 shares of Common Stock subject to awards outstanding as of the date the Plan is approved by the Company’s stockholders under the Company’s 1996 Equity Incentive Plan that have expired, been terminated, surrendered or canceled without having been fully exercised or are forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or have resulted in any Common Stock not being issued (including, without limitation, when an Award is settled for cash).  If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code.  SARs (as hereinafter defined) to be settled in shares of Common Stock shall be counted in full against the number of shares available for the grant of Awards under the Plan, regardless of the number of shares of Common Stock issued on settlement of the SAR; provided, however, that SARs to be settled only in cash shall not be so counted.  In addition, shares of Common Stock tendered to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards under the Plan.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (b)     Sub-limits.  Subject to adjustment under Section 10, the following sub-limits on the number of shares subject to Awards shall apply:

          (1)     Section 162(m) Per-Participant Limit.  The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 300,000 per fiscal year.  For purposes of the foregoing limit, the combination of an Option (as hereafter defined) in tandem with an SAR shall be treated as a single Award.  The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 500,000.

5.       Stock Options

          (a)     General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.  An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

          (b)     Limitation on Repricing.  Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 10) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

          (c)     Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Tier Technologies, Inc., any of Tier Technologies, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 11(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

          (d)     Exercise Price.  The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as defined below) at the time the Option is granted.

          (e)     Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

          (f)     Exercise of Option.  Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.  Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

          (g)     Payment Upon Exercise.  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

          (2)     except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)     when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)     to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

          (h)     Substitute Options.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof.  Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.  Substitute Options shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

6.       Director Options.

          (a)     Initial Grant.  Each person who first becomes a non-employee director after the effective date of the Plan, other than pursuant to election at an annual meeting of stockholders of the Company, shall be granted an option on the date of his or her election or appointment to the Board to purchase a number of shares of Common Stock calculated by multiplying 1,667 (subject to adjustment under Section 10) by the number of full calendar months remaining from the date of his or her initial election to the Board until the first anniversary of the prior year’s Annual Meeting of Stockholders.

          (b)     Annual Grant.  On the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board of Directors of the Company who is both serving as a director of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, a Nonstatutory Stock Option to purchase 20,000 shares of Common Stock (subject to adjustment under Section 10); provided, however, that a director shall not be eligible to receive an option grant under this Section 6(b) until such director has served on the Board for at least six months.

          (c)     Terms of Director Options.  Options granted under this Section 6 shall (i) have an exercise price equal to the closing sale price (for the primary trading session) of the Common Stock on The NASDAQ Stock Market or the national securities exchange on which the Common Stock is then traded on the trading date immediately prior to the date of grant (and if the Common Stock is not then traded on The NASDAQ Stock Market or a national securities exchange, the fair market value of the Common Stock on such date as determined by the Board), (ii) vest in full on the date of grant, (iii) expire on the earlier of 10 years from the date of grant or three months following cessation of service on the Board and (iv) contain such other terms and conditions as the Board shall determine.

7.       Stock Appreciation Rights.

          (a)     General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock.  SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.  The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

          (b)     Grants.  Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

          (1)     Tandem Awards.  When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to whic h the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

          (2)     Independent SARs.  A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

          (c)       Exercise.  Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

8.       Restricted Stock.

          (a)     General.  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

          (b)     Terms and Conditions.  The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

          (c)     Stock Certificates.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the Designated Beneficiary”).  In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

          (d)     Limitations on Vesting.

          (1)     Restricted Stock Awards that vest based on the passage of time alone shall be zero percent vested prior to the first anniversary of the date of grant, no more than 33-1/3% vested prior to the second anniversary of the date of grant, and no more than 66-2/3% vested prior to the third anniversary of the date of grant.  Restricted Stock Awards that vest upon the passage of time and provide for accelerated vesting based on performance shall not vest prior to the first anniversary of the date of grant.  This subsection (8)(d)(1) shall not apply to (A) Awards granted pursuant to Section 11(i) or (B) to a maximum of 50,000 shares of Common Stock with respect to which Restricted Stock Awards may be granted.

          (2)     Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

9.       Other Stock-Based Awards.

          Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future.  Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine.  Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto.

10.     Adjustments for Changes in Common Stock and Certain Other Events.

          (a)     Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option and each Option issuable under Section 6, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

          (b)     Reorganization Events.

          (1)     Definition.  A “Reorganization Event” shall mean:  (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

          (2)     Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards.  In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines:  (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

          (3)     Consequences of a Reorganization Event on Restricted Stock Awards.  Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.  Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

11.     General Provisions Applicable to Awards

          (a)     Transferability of Awards.  Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or family partnership established solely for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

          (b)     Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine.  Each Award may contain terms and conditions in addition to those set forth in the Plan.

          (c)     Board Discretion.  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

          (d)     Termination of Status.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

          (e)     Withholding.  Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant.  Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).  Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

          (f)      Amendment of Award.  Except as otherwise provided in Section 5(b), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

          (g)     Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

          (h)     Acceleration.  Except as otherwise provided in Section 8(d), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

          (i)      Performance Conditions.

(1) This Section 11(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

          (2)     Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines, at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant, that such Participant is, or may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 11(i) is applicable to such Award.

          (3)     If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 11(i), then the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following:  (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs.  Such performance goals may vary by Participant and may be different for different Awards.  Such performance goals shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

          (4)     Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 11(i), the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

          (5)     The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 11(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

12.     Miscellaneous

          (a)     No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          (b)     No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.  Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

          (c)     Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders.  No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

          (d)     Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and provided further that, without approval of the Company’s stockholders, no amendment may (i) increase the number of shares authorized under the Plan (other than pursuant to Section 10), (ii) materially increase the benefits provided under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) expand the types of Awards provided under the Plan or (v) make any other changes that require stockholder approval under the rules of the NASDAQ National Market, Inc.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval.  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

          (e)     Provisions for Foreign Participants.  The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

          (f)     Compliance With Code Section 409A.  No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code.

          (g)     Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

APPENDIX B

AGREEMENT AND PLAN OF MERGER

OF

TIER REINCORPORATION, INC.

(a Delaware corporation)

AND

TIER TECHNOLOGIES, INC.

(a California corporation)

          THIS AGREEMENT AND PLAN OF MERGER dated as of ____________, 2005 (this “Agreement”) is made by and between Tier Reincorporation, Inc., a Delaware corporation (“Tier Delaware”), and Tier Technologies, Inc., a California corporation (“Tier California”). Tier Delaware and Tier California are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A.      Tier Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 48,838,809 shares, 44,259,762 of which are designated Common Stock, par value $0.01 per share (the “Common Stock”), and 4,579,047 of which are designated Preferred Stock, par value $0.01 per share (the “Preferred Stock”).  The Preferred Stock of Tier Delaware is undesignated as to series, rights, preferences, privileges or restrictions.  As of _________, 2005, 1,000 shares of Common Stock were issued and outstanding, all of which are held by Tier California, and no shares of Preferred Stock were issued and outstanding.

B.      Tier California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 48,838,809 shares, 1,659,72 of which are designated Class A Common Stock, without par value (the “Tier California Class A Common Stock”), 42,600,000 of which are designated Class B Common Stock, without par value (the “Tier California Class B Common Stock”), and 1,659,762 of which are designated Preferred Stock, without par value (the “Tier California Preferred Stock”). As of __________, 2005, ___________ shares of Tier California Class B Common Stock were issued and outstanding and all 1,659,762 shares of Tier California Class A Common Stock have been cancelled upon conversion into Tier California Class B Common Stock and may not be re-issued.

C.      The Board of Directors of Tier California has determined that, for the purpose of effecting the reincorporation of Tier California in the State of Delaware, it is advisable and in the best interests of Tier California and its shareholders that Tier California merge with and into Tier Delaware upon the terms and conditions herein provided.

D.      The respective Boards of Directors of Tier Delaware and Tier California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Tier Delaware and Tier California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.          MERGER

          1.1     Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Tier California shall be merged with and into Tier Delaware (the “Merger”), the separate existence of Tier California shall cease and Tier Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Tier Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.” The name of the Surviving Corporation shall be “Tier Technologies, Inc.”

          1.2     Filing and Effectiveness.  The Merger shall become effective when the following actions shall have been completed:

          (a)     This Agreement and Plan of Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

          (b)     All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c)     An executed counterpart of this Agreement or a Certificate of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d)     A copy of the agreement, certificate, or other document filed by Tier Delaware in Delaware for the purpose of effecting the merger, which copy shall be certified by the public officer having custody of the original, shall have been filed in the State of California, or there shall have been filed in the State of California the document or documents described in any one of paragraphs (1), (2), or (3) of Section 1108(d) of the California Corporations Code.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

          1.3     Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Tier California shall cease, and Tier Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Tier California’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Tier California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Tier Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Tier California in the same manner as if Tier Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

II.     CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          2.1     Certificate of Incorporation.  Upon filing of the Certificate of Merger the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Tier Delaware, except that the name of the surviving corporation shall be changed to “Tier Technologies, Inc.” until duly amended in accordance with the provisions thereof and applicable law.

          2.2     Bylaws. The Bylaws of Tier Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.3     Directors and Officers. The directors and officers of Tier California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.     MANNER OF CONVERSION OF STOCK AND RIGHTS

          3.1     Tier California Class B Common Stock. Upon the Effective Date of the Merger, each share of Tier California Class B Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any further action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

          3.2     Tier California Options, Warrants and Stock Purchase Rights.

          (a)     Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Tier California. Each outstanding and unexercised option, warrant or other right to purchase Tier California Class B Common Stock shall become an option or right to purchase the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each share of Tier California Class B Common Stock issuable pursuant to any such option, warrant or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Tier California option, warrant or stock purchase right at the Effective Date of the Merger.

          (b)     A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of Tier California Common Stock so reserved immediately prior to the Effective Date of the Merger.

          3.3     Tier Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.01 per share, of Tier Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Tier Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

          3.4     Exchange of Certificates.  After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Tier California Common Stock may, at such stockholder’s option, but need not, surrender the same for cancellation to the transfer agent for the Tier California Common Stock, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Tier California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock into which such shares of Tier California Common Stock were converted in the Merger.

          The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

          Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Tier California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

          If any certificate for shares of Tier Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Tier Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Tier Delaware that such tax has been paid or is not payable.

IV.     GENERAL

          4.1     Covenants of Tier Delaware.  Tier Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a)     qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

          (b)     file any and all documents with the California Franchise Tax Board necessary for the assumption by Tier Delaware of all of the franchise tax liabilities of Tier California;

          (c)     file a document meeting the requirements of Section 1108(d) of the California General Corporation Law with the Secretary of State of the State of California; and

          (d)     take such other actions as may be required by the California General Corporation Law.

          4.2     Further Assurances. From time to time, as and when required by Tier Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Tier California such deeds and other instruments, and there shall be taken or caused to be taken by Tier Delaware and Tier California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Tier Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Tier California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Tier Delaware are fully authorized in the name and on behalf of Tier California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          4.3     Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Tier California or of Tier Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Tier California or by the sole stockholder of Tier Delaware, or by both.

          4.4     Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any capital stock of any Constituent Corporation.

          4.5     Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware, County of New Castle, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

          4.6     Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 10780 Parkridge Blvd., 4th Floor, Reston, VA 20191, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

          4.7     Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

          4.8     Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors Tier Reincorporation, Inc. a Delaware corporation, and Tier Technologies, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

TIER TECHNOLOGIES, INC., a California corporation
Attest:

By		By:

Name:	Deanne M. Tully	Name:	James R. Weaver
Title:	Secretary	Title:	Chief Executive Officer

TIER REINCORPORATION, INC., a Delaware corporation
Attest:

By		By:

Name:	Deanne M. Tully	Name:	James R. Weaver
Title:	Secretary	Title:	Chief Executive Officer

APPENDIX C

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TIER TECHNOLOGIES, INC.

          FIRST: The name of the Corporation is: Tier Technologies, Inc.

          SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware other than the banking business, the trust company business or the practice of a profession.

          FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is forty-eight million, eight hundred thirty-eight thousand, eight hundred nine (48,838,809) shares, consisting of (i) forty-four million, two hundred fifty-nine thousand, seven hundred sixty-two (44,259,762) shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) four million, five hundred seventy-nine thousand, forty-seven (4,579,047) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).

          The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

          A.       COMMON STOCK.

(1)

General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(2)

Voting.  The holders of the Common Stock shall have voting rights at all meetings of stockholders (and written actions in lieu of meetings), each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that except as otherwise required by law:

                              (a)     holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation; and

                              (b)     the stockholders shall have the ability to cumulate votes in the election of directors until the first date when the Corporation has outstanding securities designated as qualified for trading as a national market system security on the National Association of Securities Dealers Automated Quotation System (or any successor national market system) and has at least 800 holders of its equity securities as of the record date for the Corporation’s most recent annual meeting of shareholders.

          The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

(3)

Dividends.  Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

(4)

Liquidation.  Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.	PREFERRED STOCK.

(1)

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.  Any shares of Preferred Stock, which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

          Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware.  Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

          The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

          FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

          SIXTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws; provided however, a Bylaw changing the maximum or minimum number of directors or changing from a fixed to a variable board or vice versa may only be adopted by the affirmative vote of the holders of at least a majority of the votes, which all the stockholders would be entitled to cast in any annual election of directors or class of directors.  Subject to the preceding sentence, the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws.  The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the votes, which all the stockholders would be entitled to cast in any annual election of directors or class of directors, in addition to any other vote required by this Certificate of Incorporation.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the ByLaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

          SEVENTH: Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability.  No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

          EIGHTH: The Corporation shall provide indemnification as follows:

A.

Actions, Suits and Proceedings Other than by or in the Right of the Corporation.  The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

B.

Actions or Suits by or in the Right of the Corporation.  The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section B in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware shall deem proper.

C.

Indemnification for Expenses of Successful Party.  Notwithstanding any other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections A and B of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

D.

Notification and Defense of Claim.  As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee.  After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section D.  Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article.  The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.  The Corporation shall not be required to indemnify Indemnitee under this Article EIGHTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent.  The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent.  Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

E.

Advance of Expenses.  Subject to the provisions of Section F of this Article EIGHTH, in the event of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article; and further provided that no such advancement of expenses shall be made under this Article EIGHTH if it is determined (in the manner described in Section F) that (i) Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his conduct was unlawful.  Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

F.

Procedure for Indemnification.  In order to obtain indemnification or advancement of expenses pursuant to Section A, B, C or E of this Article EIGHTH, an Indemnitee shall submit to the Corporation a written request.  Any such advancement of expenses shall be made promptly, and in any event within 30 days after receipt by the Corporation of the written request of Indemnitee, unless (i) the Corporation has assumed the defense pursuant to Section D of the Article EIGHTH (and none of the circumstances described in Section D of this Article EIGHTH that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (ii) the Corporation determines within such 30-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section A, B or E of this Article EIGHTH, as the case may be.  Any such indemnification, unless ordered by a court, sh all be made with respect to requests under Section A or B only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section A or B, as the case may be.  Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

G.

Remedies.  The right to indemnification or advancement of expenses as granted by this Article shall be enforceable by Indemnitee in any court of competent jurisdiction.  Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section F of this Article EIGHTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.  Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

H.

Limitations.  Notwithstanding anything to the contrary in this Article, except as set forth in Section G of this Article EIGHTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article EIGHTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.  Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments to the Corporation to the extent of such insurance reimbursement.

I.

Subsequent Amendment.  No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

J.

Other Rights.  The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee.  Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article.  In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

K.

Partial Indemnification.  If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which Indemnitee is entitled.

L.

Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

M.

Savings Clause.  If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

N.

Definitions.  Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

NINTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1.	General Powers of Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2.	Election of Directors. Election of directors need not be by written ballot.

          IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates, integrates and amends the certificate of incorporation of the Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this [_____] day of [_____], 2005.

By:	TIER TECHNOLOGIES, INC.

Name:
Title:

APPENDIX D

AMENDED AND RESTATED BYLAWS

OF

TIER REINCORPORATION, INC.

ARTICLE IV – CAPITAL STOCK
4.1	Issuance of Stock	14
4.2	Certificates of Stock	15
4.3	Transfers	15
4.4	Lost, Stolen or Destroyed Certificates	15
4.5	Record Date	15

ARTICLE V – INSPECTION OF CORPORATE RECORDS
5.1	Inspection by Directors	16
5.2	Inspection of Corporate Records by Stockholders	16
5.3	Inspection of Bylaws by Stockholders	16
5.4	Written Form	16

ARTICLE VI – GENERAL PROVISIONS
6.1	Fiscal Year	17
6.2	Corporate Seal	17
6.3	Waiver of Notice	17
6.4	Voting of Securities	17
6.5	Evidence of Authority	17
6.6	Certificate of Incorporation	17
6.7	Severability	17
6.8	Pronouns	17

ARTICLE VII – AMENDMENTS

ARTICLE I

STOCKHOLDERS

          1.1     Place of Meetings.  All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or, if not so designated, at the principal office of the corporation.

          1.2     Annual Meeting.  The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors (which date shall not be a legal holiday in the place where the meeting is to be held).  If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these Bylaws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

          1.3     Special Meetings.  Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the holders of shares entitled to cast not less than 10% of the voting power at such special meeting, but special meetings may not be called by any other person or persons.  Upon written request to the Chairman of the Board, the President, any Vice President or the Secretary of the corporation by any person or persons (other than the Board of Directors) entitled to call a special meeting of stockholders, such officer shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, such time to be not less than 35 nor more than 60 days after receipt of such request.  If such notice is not given within 20 days after receipt of such request, the person or persons calling the meeting may give notice thereof in the manner provided by law or in these Bylaws.  Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.  Nothing contained in this Section 1.3 shall be construed as limiting, fixing or affecting the time or date when a meeting of stockholders called by action of the Board of Directors may be held.

          1.4     Notice of Meetings.  Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, unless a person entitled to call a special meeting has requested in writing that the corporation provide not less than 35 nor more than 60 days notice of the special meeting.  Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given.  The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting.  The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called.  If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.  If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

          1.5     Voting List.  The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          1.6     Quorum.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business.  A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum, but any action taken (other than adjournment and the election of directors) shall be approved by at least a majority of the voting power required to constitute a quorum.

          1.7     Adjournments.  Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting.  It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

          1.8     Voting and Proxies.  Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation.  Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation.  No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

          1.9     Action at Meeting.  When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority in voting power of the shares of stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these Bylaws.  When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

          1.10          Nomination of Directors.

                           (a)          Except for (1) any directors entitled to be elected by the holders of preferred stock, (2) any directors elected in accordance with Section 2.8 hereof by the Board of Directors to fill a vacancy or newly-created directorships or (3) as otherwise required by applicable law or stock market regulation, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors.  Nomination for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 1.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

                           (b)          To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an election of directors at an annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

          The stockholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (4) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (B) as to the stockholder giving the notice (1) such stockholder’s name and address, as they appear on the corporation’s books, (2) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (5) a representation whether the stockholder intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination; and (C) as to the beneficial owner, if any, on whose behalf the nomination is being made (1) such beneficial owner’s name and address, (2) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, (3) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (4) a representation whether the beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock requirement to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination.  In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation.  A stockholder shall not have complied with this Section 1.10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 1.10.

                           (c)          The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 1.10), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.10, the chairman shall so declare to the meeting and such nomination shall be disregarded.

                           (d)          Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

                           (e)          Notwithstanding the foregoing provisions of this Section 1.10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.  For purposes of this Section 1.10, to be considered a qualified representative of the stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

                           (f)          For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          1.11          Notice of Business at Annual Meetings.

                           (a)          At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

                           (b)          To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

          The stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting, the text relating to the business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (4) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (6) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such proposal.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.  A stockholder shall not have complied with this Section 1.11(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 1.11.

                           (c)          The chairman of any meeting shall have the power and duty to determine whether business was properly brought before the meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

                           (d)          Notwithstanding the foregoing provisions of this Section 1.11, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present business, such business shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the corporation.  For purposes of this Section 1.11, to be considered a qualified representative of the stockholder, a person must be authorized by a written instrument executed by the such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

                           (e)          For purposes of this Section 1.11, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          1.12          Conduct of Meetings.

                           (a)          Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence, by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting.  The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

                           (b)          The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting.  Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                           (c)          The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed.  If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting.  After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

                           (d)          In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof.  One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation.  Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.  The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

          1.13          Consent Solicitation.

                           (a)          Any action which may be taken at any meeting of stockholders may be taken without a meeting and without prior notice if written consents setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors; provided that any vacancy on the Board of Directors (other than a vacancy created by removal) which has not been filled by the Board of Directors may be filled by the written consent of a majority of the voting power entitled to vote for the election of directors.

                           (b)          In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date.  The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 1.13(b)).  If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 1.13(b) or otherwise within 10 days of the date on which such a written request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date after the expiration of such 10-day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                           (c)          In the event of the delivery, in the manner provided by this Section 1.13 and applicable law, to the corporation of a written consent or consents purporting to authorize or take corporate action and/or related revocations (such written consent or consents together with any related revocations is referred to in this section as a “Consent”), the Secretary shall provide for the safekeeping of such Consent and shall immediately appoint duly qualified and independent inspectors to:  (i) conduct promptly such reasonable ministerial review as such inspectors deem necessary or appropriate for the purpose of ascertaining the sufficiency and validity of such Consent and all matters incident thereto, including whether holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; and (ii) deliver to the Secretary a written report regarding the foregoing.  For the purpose of permitting the inspector or inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspector or inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with this Section 1.13 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders.  If after such investigation and report the Secretary shall determine that the Consent is valid and that holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent, that fact shall be certified on the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action.  Nothing contained in this Section 1.13 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspector or inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                           (d)          If the consents of all stockholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such stockholders shall not have been received, the Secretary shall give prompt notice of any corporate action approved by the stockholders without a meeting to those stockholders entitled to vote on such matters who have not consented thereto in writing.  This notice shall be given in the manner specified in Section 1.4 above.

ARTICLE II

DIRECTORS

          2.1          General Powers.  The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.

          2.2          Number of Directors.  The authorized number of directors of the corporation shall be not less than one; provided that upon the consummation of the merger of Tier Technologies, Inc., a California corporation, with and into the corporation, the authorized number of directors shall be not less than five (5) nor more than nine (9) (which maximum number in no case shall be greater than two times said minimum, minus one), and the number of directors initially authorized shall be seven (7).  The exact number of directors shall be set within these limits from time to time by (a) approval of the Board of Directors, (b) by the affirmative vote of the holders of at least a majority of the votes, which all the stockholders would be entitled to cast in any annual election of directors or class of directors, or (c) the written consent of stockholders pursuant to Section 1.13 of Article I above.

          2.3          Election of Directors; Term; Qualifications.  The directors shall be elected at each annual meeting of stockholders, to hold office until the next annual meeting; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.  Directors need not be stockholders of the corporation.

          2.4          Quorum.  A majority of the authorized number of directors shall constitute a quorum for the transaction of business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding withdrawal of directors, if any action taken is approved by at least a majority of the number of directors constituting a quorum for such meeting.

          2.5          Action at Meeting; Organization.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by the Certificate of Incorporation.  The Chairman of the Board shall preside at every meeting of the Board of Directors, if present.  If there is no Chairman of the Board or if the Chairman is not present, a Chairman chosen by a majority of the directors present shall act as chairman of the meeting. The Secretary of the corporation or, in the absence of the Secretary, any person appointed by the Chairman, shall act as secretary of the meeting.

          2.6          Adjournment.  Any meeting of the Board of Directors, whether or not a quorum is present, may be adjourned to another time and place by the affirmative vote of a majority of the directors present; provided that, if the meeting is adjourned for more than twenty-four (24) hours, notice of such adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

          2.7          Removal.  The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of the court or who has been convicted of a felony.  The entire Board of Directors or any individual director may be removed from office without cause by the affirmative vote of a majority of the voting power with respect to such removal; provided that if, in accordance with the corporation’s Certificate of Incorporation, as may be amended or restated from time to time, the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed as set forth in the Certificate of Incorporation, except as may be required by applicable law.

          2.8          Vacancies.  Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorships on the Board of Directors, however occurring, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director.  A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.

          The stockholders may elect a director at any time to fill any vacancy not filled by the directors.  Except as otherwise provided in the corporation’s Certificate of Incorporation or as otherwise required by law, any such election by written consent, other than to fill a vacancy created by removal, requires the consent of a majority of the voting power with respect to such director. Except as otherwise provided in the corporation’s Certificate of Incorporation or as otherwise required by law, any such election by written consent to fill a vacancy created by removal requires the consent of all of the voting power with respect to such director.

          If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the voting power at that time and having the right to vote for such directors may call a special meeting of stockholders to be held to elect directors. The term of office of any director shall terminate upon such election of a successor.

          2.9          Resignation.  Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President, the Secretary or the Board of Directors.  Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.  If the resignation specifies effectiveness at a future time, a successor may be elected pursuant to Section 2.8 above, to take office on the date the resignation becomes effective.

          2.10          Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination.  A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

          2.11          Special Meetings.  Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the Chief Executive Officer, the President, two or more directors, or by one director in the event that there is only a single director in office.

          2.12          Notice of Special Meetings.  Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting.  Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice via reputable overnight courier, telecopy or electronic mail, or delivering written notice by hand, to such director’s last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (c) by sending written notice via first-class mail to such director’s last known business or home address at least four (4) days in advance of the meeting.  A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.  Notice of any meeting of the Board of Directors need not be given to any director who signs a waiver of notice of such meeting, or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement such director’s lack of notice. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          2.13          Meetings by Conference Communications Equipment.  Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

          2.14          Action by Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

          2.15          Committees. The Board of Directors may designate one or more committees, each committee to consist of two or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it, except with respect to:

                           (a)          the approval of any action for which stockholders’ approval or approval of the outstanding shares also is required by law or the corporation’s Certificate of Incorporation;

                           (b)          the filling of vacancies on the Board of Directors or any of its committees;

                           (c)          the fixing of compensation of directors for serving on the Board of Directors or any of its committees;

                           (d)          the adoption, amendment or repeal of these Bylaws;

                           (e)          the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

                           (f)          a distribution to stockholders, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

                           (g)          the appointment of other committees of the Board of Directors or the members thereof.

               Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request.  Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.  Except as otherwise provided in the Certificate of Incorporation, these Bylaws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

          2.16          Compensation of Directors.  Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine.  No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary entities in any other capacity and receiving compensation for such service.

ARTICLE III

OFFICERS

          3.1          Titles.  The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.  The Board of Directors may appoint such other officers as it may deem appropriate.

          3.2          Election.  The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders.  Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

          3.3          Qualification.  No officer need be a stockholder.  Any two or more offices may be held by the same person.

          3.4          Tenure.  Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.

          3.5          Inability to Act.  In the case of absence or inability to act of any officer of the corporation or of any person authorized by these Bylaws to act in such officer’s place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select, for such period of time as the Board of Directors deems necessary.

          3.6          Resignation and Removal.  Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer, the President or the Secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.  The acceptance of any such resignation shall not be necessary to make it effective unless otherwise specified in such notice.

Any officer may be removed at any time, with or without cause, by vote of a majority of the directors then in office or by any committee to whom such power of removal has been duly delegated.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized written agreement with the corporation.

          3.7          Vacancies.  The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary.  Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.

          3.8          Chairman of the Board.  The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the corporation.  If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, or if no Chief Executive Officer is appointed, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.9 of these Bylaws.  Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

          3.9          President; Chief Executive Officer.  Unless the Board of Directors has designated the Chairman of the Board or another person as the corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation.  The Chief Executive Officer shall have general charge and supervision of the business of the corporation subject to the direction of the Board of Directors.  The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

          3.10          Vice Presidents.  Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.  The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

          3.11          Secretary and Assistant Secretaries.  The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.  In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

          Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

          In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

          3.12          Treasurer and Assistant Treasurers.  The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer.  In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

          The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

          3.13          Salaries.  Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.  No officer shall be prohibited from receiving such compensation by reason of the fact that such officer is also a director of the corporation.

ARTICLE IV

CAPITAL STOCK

          4.1          Issuance of Stock.  Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

          4.2          Certificates of Stock.  Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation.  Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

          There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          4.3          Transfers.  Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require.  Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

          4.4          Lost, Stolen or Destroyed Certificates.  The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

          4.5          Record Date.  The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.  Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

          If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held.  If no record date is fixed, the record date for determining stockholders for any other purpose other than stockholder action by consent shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

          A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

INSPECTION OF CORPORATE RECORDS

          5.1          Inspection by Directors.  Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind of the corporation and any of its subsidiaries and to inspect the physical properties of the corporation and any of its subsidiaries.  Such inspection may be made by the director in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          5.2          Inspection of Corporate Records by Stockholders.  (a) A stockholder or stockholders holding at least five percent in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent of such voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have an absolute right to do either or both of the following:

(i) Inspect and copy the record of stockholders’ names and addresses and shareholdings during usual business hours upon five business days’ prior written demand upon the corporation; or

          (ii)          Obtain from the transfer agent, if any, for the corporation, upon five business days’ prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the stockholder by the transfer agent upon request), a list of the stockholders’ names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the stockholder subsequent to the date of demand.

          (b)          The record of stockholders shall also be open to inspection and copying by any stockholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder’s interest as a stockholder or holder of a voting trust certificate.

          (c)          The accounting books and records and minutes of proceedings of the stockholders and the Board of Directors and of any committees of the Board of Directors of the corporation and of each of its subsidiaries shall be open to inspection, copying and making extracts upon written demand on the corporation of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder’s interests as a stockholder or as a holder of such voting trust certificate.

          (d)          Any inspection, copying, and making of extracts may be done in person or by agent or attorney.

          5.3          Inspection of Bylaws by Stockholders.  The original or a copy of these Bylaws shall be kept as provided in these Bylaws and shall be open to inspection by the stockholders at all reasonable times during office hours.

          5.4          Written Form.  If any record subject to inspection pursuant to Sections 5.2 or 5.3 above is not maintained in written form, a request for inspection is not complied with unless and until the corporation at its expense makes such record available in written form.

ARTICLE VI

GENERAL PROVISIONS

          6.1          Fiscal Year.  Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of October of each year and end on the last day of September in each year.

          6.2          Corporate Seal.  The corporate seal shall be in such form as shall be approved by the Board of Directors.

          6.3          Waiver of Notice.  Whenever notice is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          6.4          Voting of Securities.  Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or securityholders of any other entity, the securities of which may be held by this corporation.

          6.5          Evidence of Authority.  A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

          6.6          Certificate of Incorporation.  All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

          6.7          Severability.  Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

          6.8          Pronouns.  All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VII

AMENDMENTS

          These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

APPENDIX E

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TIER TECHNOLOGIES, INC.

          James R. Weaver and David E. Fountain do hereby certify that:

          FIRST:  They are the duly elected and acting Chairman of the Board and Chief Executive Officer, and Chief Financial Officer, respectively, of TIER TECHNOLOGIES, INC., a California corporation (the “Corporation”).

          SECOND:  The Amended and Restated Articles of Incorporation of this corporation (the “Amended and Restated Articles of Incorporation”) are amended and restated in full to read as follows:

ARTICLE I

          The name of the Corporation is TIER TECHNOLOGIES, INC.

ARTICLE II

          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

ARTICLE III

          A.          AUTHORIZED CAPITALIZATION.  The Corporation is authorized to issue three classes of shares designated “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock,” respectively.  The total number of shares of all classes of stock that the Corporation shall have authority to issue is forty-eight million, eight hundred thirty-eight thousand, eight hundred nine (48,838,809) shares.  The number of shares of Common Stock that the Corporation is authorized to issue is forty-four million, two hundred fifty-nine thousand, seven hundred sixty-two (44,259,762) shares.  The number of shares of Preferred Stock that the Corporation is authorized to issue is four million, five hundred seventy-nine thousand, forty-seven (4,579,047) shares.

          B.          PREFERRED STOCK.  The Preferred Stock may be issued from time to time in one or more series.  Except as otherwise provided in this Article III, the Board of Directors is hereby authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any such series of Preferred Stock, and the designation of any such series of Preferred Stock.  The Board of Directors, within the limits and restrictions stated in this Article III or any resolution of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of any series subsequent to the issuance of shares of that series.

          C.          COMMON STOCK.  Upon dissolution of the Corporation, the Common Stock is entitled to share ratably in the assets thereof that may be available for distribution after satisfaction of creditors and the payment of any liquidation preference of any outstanding shares of Preferred Stock.

               1.          DIVIDENDS.

                           (a)          With respect to dividends on the Common Stock such dividends or distributions as may be determined from time to time may be declared and paid or made upon each share of Common Stock out of any source at the time lawfully available for the payment of dividends.

E-1

ARTICLE IV

          A.          LIABILITY FOR MONETARY DAMAGES.  The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

          B.          INDEMNIFICATION.  This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the Corporation and its shareholders through bylaw provisions or through agreements with the agents, or through shareholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits on such excess indemnification set for in Section 204 of the Corporations Code.

ARTICLE V

          Effective on the first date when the Corporation has outstanding securities designated as qualified for trading as a national market system security on the National Association of Securities Dealers Automated Quotation System (or any successor national market system) and has at least 800 holders of its equity securities as of the record date for the Corporation’s most recent annual meeting of shareholders, the ability of shareholders to cumulate votes in the election of directors shall be automatically eliminated.

          THIRD:  The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors.

          FOURTH:  The foregoing Amended and Restated Articles of Incorporation may be adopted with approval by the Board of Directors alone on the basis of Sections 510(b)(1), 510(b)(2) and 510(f) of the Corporations Code because all of the authorized, issued and outstanding shares of the Corporation’s Class A Common Stock have been reacquired by the Corporation, and, as required by Article III, paragraph C(4)(g) of the Corporation’s Amended and Restated Articles of Incorporation, the Amended and Restated Articles of Incorporation are being amended to reduce the authorized number of shares of Class A Common Stock by the number of shares so reacquired.

          James R. Weaver and David E. Fountain further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.
               Dated: _____________, 2005, at Reston, Virginia.

James R. Weaver
Chairman of the Board and Chief Executive Officer

David E. Fountain
Senior Vice President and Chief Financial Officer

E-2

TIER TECHNOLOGIES, INC. 10780 PARKRIDGE BLVD., SUITE 400 RESTON, VA 20191

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Tier Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE MARK, SIGN AND DATE THIS
PROXY AND RETURN IT PROMPTLY WHETHER
OR NOT YOU PLAN TO ATTEND THE MEETING.
IF YOU DO ATTEND, YOU MAY VOTE
IN PERSON IF YOU DESIRE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	TIER01	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

TIER TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.

PROPOSAL NO. 1:
Nominees for Director for election by the holders of the Class B			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s name on the line below.
common stock:	01) Charles Berger	05) T. Michael Scott
	02) Samuel Cabot III	06) Bruce R. Spector	☐	☐	☐
	03) Morgan P. Guenther	07) James R. Weaver
04) Ronald Rossetti

	For	Against	Abstain
PROPOSAL NO. 2:
To approve Tier’s 2004 Amended and Restated Stock Incentive Plan.	☐	☐	☐

PROPOSAL NO. 3:

To approve the reincorporation of Tier from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary of the Company and to approve and adopt the Agreement and Plan of Merger in substantially the form attached as Appendix B to the enclosed Proxy Statement, which provides for such merger.

	☐	☐	☐

PROPOSAL NO. 4:	For	Against	Abstain

To approve the amendment and restatement of Tier’s Articles of Incorporation to remove references to the Company’s Class A common stock, which will only be effective if the shareholders do not approve the reincorporation of the Company set forth in Proposal No. 3 above.

	☐	☐	☐

PROPOSAL NO. 5:

To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005.	☐	☐	☐

Please Mark Here for Address Change or Comments
SEE REVERSE SIDE	☐

Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

TIER TECHNOLOGIES, INC.

CLASS B COMMON STOCK PROXY ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder of Tier Technologies, Inc., hereby constitutes and appoints JAMES R. WEAVER and DEANNE M. TULLY and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote the number of shares of Class B common stock which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Shareholders, to be held at The Company’s headquarters located at 10780 Parkridge Boulevard, Suite 400, Reston, Virginia at 2:00 p.m. local time on June 30, 2005, and at any adjournments or postponements thereof, with respect to the proposals described in the Notice of Annual Meeting of Shareholders and proxy statement, in the manner specified on the reverse side. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. WHERE NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying proxy statement dated May 11, 2005, and of the Company’s Annual Report for the fiscal year ended September 30, 2004.

Address Changes/Comments (Mark the corresponding box on the reverse side)